Exhibit 99.1

Smarter Medicine 2009 Analyst Day November 20, 2009

Welcome Valerie C. Haertel Vice President, Investor Relations

Forward-Looking Statements This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management ("PBM") and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance" and similar expressions to identify these forward-looking statements. Medco's actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Forward-looking statements in this presentation should be evaluated together with the risks and uncertainties that affect our business, particularly those mentioned in the Risk Factors section of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission. The copyrights for the contents of this discussion and the written materials used in this presentation are owned by Medco Health Solutions, Inc., 2009.

Today's Agenda

8:00a.m.- 8:05a.m.	Welcome Valerie C. Haertel Vice President, Investor Relations	10:20a.m.- 10:40a.m.	Making Specialty Smarter Steven R. Fitzpatrick President, Accredo
8:05a.m.- 8:50a.m.	Making Medicine Smarter David B. Snow, Jr. Chairman and Chief Executive Officer	10:40a.m.- 11:00a.m.	The Medicare Portfolio Mary T. Daschner, RPH Group President, Retiree Solutions
8:50a.m.- 9:20a.m.	Financial Performance Richard J. Rubino Senior Vice President, Finance and Chief Financial Officer	11:00a.m.- 11:20a.m.	Medco Health Store™ Thomas M. Moriarty General Counsel, Secretary and Senior Vice President, Pharmaceutical Strategies & Solutions
9:20a.m.- 9:50a.m.	Organizational Agility and Clinical Execution Kenneth O. Klepper President and Chief Operating Officer	11:20a.m.- 11:40a.m.	Exporting Smarter Medicine John P. Driscoll President, New Markets
9:50a.m.- 10:10a.m.	Pharmacogenomics Driving Precision Medicine in Healthcare Robert S. Epstein, M.D., M.S. Senior Vice President, Medical & Analytical Affairs, and Chief Medical Officer	11:40a.m.- 12:00p.m.	Smarter Medicine Sells Timothy C. Wentworth Group President, Employer Accounts
10:10a.m.- 10:20a.m.	Break	12:00p.m.- 1:00p.m.	Q&A Session / Closing Remarks

© 2009 Medco Health Solutions, Inc. All rights reserved.

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MAKING MEDICINE SMARTER.™

4

Making Medicine Smarter David B. Snow, Jr. Chairman and CEO

Medco Has a History of Making Medicine Smarter



Pioneers Six Sigma Mail-Order Dispensing
Acquires Accredo Health Group, Inc.
Introduces TRCs
Acquires PolyMedica
Acquires Critical Care Systems
Collaborates with Mayo Clinic and LabCorp
Launches Medco Research Institute™
Launches Medco Health Store™
1996
2003
2005
2006
2007
2008
2009
Spin-off
Develops TRCs: Specialist Pharmacist Model
Launches My Rx Choices®
Launches Medicare Business
Delivers Personalized Medicine for Clients
Expands Internationally
Sweden Apoteket
Europa Apotheek Venlo
Joint Venture w/United Drug plc
Accelerating Our Move to Smarter Medicine

medco®
MAKING MEDICINE SMARTER.™

© 2009 Medco Health Solutions, Inc. All rights reserved.

6

Pioneers Six Sigma Mail-Order Dispensing Spin-off Acquires Accredo Health Group, Inc. Collaborates with Mayo Clinic and LabCorp Acquires Critical Care Systems Acquires PolyMedica Introduces TRCs Joint Venture w/United Drug plc Launches Medco Health Store(tm) Launches Medco Research Institute(tm) Europa Apotheek Venlo Sweden Apoteket Expands Internationally Delivers Personalized Medicine for Clients Develops TRCs: Specialist Pharmacist Model Launches My Rx Choices(r) Launches Medicare Business Making Medicine Smarter 1996 2003 2005 2006 2007 2008 2009 PBM Managing Smarter Medicine Pharmacy Delivering Smarter Medicine Research Institute(tm) Advancing Smarter Medicine Foundation(tm) Sharing Smarter Medicine Improving Quality Lowering Cost Increasing Access

The Case for Smarter Medicine: Getting Granular Poor Management of Chronic and Complex Diseases Can Lead to $350 Billion of Excess Total Healthcare Costs 1. Medco Research 2. Center for Disease Control 50% of US Population1 96% of drug costs in the US1 75% of medical expenses in the US2 For 88% of chronic and complex diseases, drugs are a first choice for medical intervention1 Chronic & Complex Diseases Represent: Non-compliance: up to 50% non-compliance rates after one year of therapy are not uncommon in many of the key disease categories Omissions in care: 33% of patients experienced an omission in therapy gap1 Instability of a Chronic or Complex Patient is Most Often Tied to Gaps-in-Care

The Case for Smarter Medicine "Drugs don't work in patients who don't take them" C. Everett Koop, MD Former US Surgeon General

Adoption into Clinical Practice Lags Behind Evidence by 17 Years Clinical Procedure Landmark Trial Current Rate of Use Flu vaccine 1968 55.0% Thrombolytic therapy 1971 20.0% Pneumococcal therapy 1977 35.6% Diabetic eye exam 1981 38.4% Beta blockers after MI 1982 61.9% Mammography 1982 70.4% Cholesterol screening 1984 65.0% Fecal occult blood test 1986 17.0% Diabetes foot care 1993 20.0% Balas EA, Boren SA: Managing clinical knowledge for health care Improvement. Yearbook of Medical Informatics 2000, pp65-70 Costly Knowledge Gaps/Delays in Medical Practice

Then Now Tomorrow The Medical Knowledge Domain is Growing Continuous location tracking Constant vital signs monitoring Transcutaneous monitoring of glucose, ETOH, etc. Non-invasive testing Exhaled breath analysis Testing to maintain wellness Increased image utilization Genomic data Proteomics Personalized pharmacy Radiology EKG Labs Meds Monitoring MD exam Nurse observations Tomorrow Radiology EKG Labs Meds Monitoring MD exam Nurse observations Now Monitoring MD exam Nurse observations Then Source: Peter Neupert, IOM Meeting, 8 October 2007. Growth of clinical information and the role of IT in its management Personalized pharmacy Genomic data

Insights Into Individual Gene Variation (2000-2007) Source: David Altshuler, IOM Meeting, 8 October 2007. Rapid increases in identification of gene variants for common diseases 2000 2001 2002 2003 2004 2005 2006 PPAR? NOD2 CTLA4 KCN/II PTPN22 CFH TCF7L2 SLC30A8 8q24 GRIN3A IBD5 PCSK9 IL23R HHEX LSPI ANGLPT3 IRF5 8q24 CDKALI MAP3KI KCTDI0 CD25 LOC387715 IGF2BP2 TNRC9 TRIBI CFBIC2 CDKN2B/A TBL2 PCSK9 TCF2 NCAN IFIHI PTPN2 PSRCI NOSIAP Iq24 GALN2 3p21 ABCG8 ILI2B STAT4 NKX2-3 TRAFI/C5 IRGM IL7R 10q21 LOXLI 5p13 ATGI6LI 8q24 #6 8q24 #5 8q24 #4 8q24 #3 8q24 #2 CDKN2B/A LBXCORI MEISI FGFR2 SH2B3 PTPN2 16p13 CD226 KIAA0350 ERBB3 C12orf30 FTO GCKR TCF2 4q25 ORMDL3 8q24 C3 BTBD9 2007 Cholesterol (10) Obesity (1) Myocardial Infarction (1) QT Interval (3) Atrial Fibrillation (3) Type 2 Diabetes (9) Prostate Cancer (6) Breast Cancer (5) Colon Cancer (1) Age related Macular Degeneration (4) Chrohn's Disease (12) Type I Diabetes (11) Systemic Lupus Erythematosus (4) Asthma (2) Restless Leg Syndrome (3) Gallstone Disease (1) Multiple Sclerosis (4) Rheumatoid Arthritis (4) Glaucoma (1) 19 Disease States and 74 Genes

Insights Into Individual Gene Variation (2008)

42 New Disease States and 364 New Genes

Age-related macular degeneration (1)
Alzheimer's disease (3)
Amyotrophic lateral sclerosis (6)
Arthritis -juvenile idiopathic (1)
Atrial fibrillation (3)
Attention deficit hyperactivity disorder (2)
Bipolar disorder (5)
Bone mineral density (15)
Breast cancer (6)
Celiac disease (10)
Cholesterol (8)
Chronic lymphocytic leukemia (5)
Cognitive test performance (4)
Colorectal cancer (4)
Conduct disorder / OCD (7)
OCD (5)
Coronary disease (5)
Crohn's disease (17)
End-stage renal disease (1)
Hemostasis (7)
Idiopathic pulmonary fibrosis (1)
Inflammatory bowel disease (7)
Knee osteoarthritis (2)
LDL cholesterol (9)
Lung cancer (4)
Melanoma (1)
Multiple sclerosis (4)
Narcolepsy (1)
Neuroblastoma (1)
Neuroticism (4)
Nicotine dependence (2)
Osteonecrosis of the jaw (1)
Parkinson's disease (2)
Prostate cancer (14)
Psoriasis (3)
Pulmonary function (8)
QT interval prolongation (1)
Response to diuretic therapy (1)
Response to iloperidone treatment (6)
Response to statin therapy (1)
Response to ximelagatran treatment (1)
Restless leg syndrome (2)
Rheumatoid arthritis (14)
Schizophrenia (6)
Serum urate (6)
Skin sensitivity to sun (3)
Sleep (3)
Stroke (2)
Systemic lupus erythematosus (15)
Tonometry / Ocular pressure (11)
Treatment response to TNF antagonists (8)
Triglycerides (11)
Type 1 diabetes (10)
Type 2 diabetes (12)
Ulcerative colitis (2)
Urinary albumin excretion (1)
Urinary bladder cancer (2)

2008

Source: Hindorff LA, Junkins HA, Mehta JP, and Manolio TA. A Catalog of Published Genome-Wide Association Studies. Available at: www.genome.gov/gwastudies. Accessed November 3, 2009.

© 2009 Medco Health Solutions, Inc. All rights reserved.

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MAKING MEDICINE SMARTER.

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Insights Into Individual Gene Variation

A2BP1	C15orf53	COL1A1	FBN1	HLA-E	KIAA0350	MAP3K7IP2	NOS1AP	ENPEP	RAPGEF5	SMAD7
ABCB11	CACNA1C	CPT1B	FCER1A	HMGCR	KIAA1109	MC1R	NOTCH2	PIWIL4	RASGRP1	SNRPN
ABCA1	CAPSL	CPVL	FLJ11730	HNF1B	IL2	MC4R	NRG1	PKHD1	RBMS3	SNTG1
ABCC4	CARD15	CR603372	BC016328	HS3ST3A1	IL21	MCF2L	NRG3	PLCL1	RELN	SOCS6
ABCG2	CCDC60	CSF2RA	FLJ22536	HsG57825	KIAA1542	AB116074	NTNG2	POLR3B	RNF146	SP140
ABI2	CCL21	CST5	FLJ44180	HTRA1	KIF5A-PIP4K2C	AK092739	NUBPL	RFX4	RGS1	SP110
ACOXL	CCR1	CST9	FLJ32831	ICAM1	KIF6	AK123267	NUDT10	PON1	RHBDD1	SPATA2
ACSM1	CCR3	CST3	FUT2	ICOSLG	KIAA1727	AB0023600	NUDT11	POU5FIP1	RIT1	SPTBN1
ADAD1	CCR6	CTBP2	G6PC2	IFIH1	KLK3	F7	GSPT2	PPM1E	RNF212	STAT3
ADAM30	CD40	CTDSPL	GAB2	IFNK	LASS6	F10	MAGED1	PPM1K	SPON2	SUSD1
ADAMTS9	CDC123	CTNNA3	GDAP1	IGSF4B	LCAT	PROZ	NUMB	PRDM5	RPL5	SYN2
ADARB1	CDC91L1	CTNNBL1	GHR	IL10	LDLR	MEF2C	NXPH1	PREX1	RYR2	SYNE1
ADH1C	CDK2	CXCL12	GLG1	IL12A	LEPR	MFHAS1	OBFC1	PRKCQ	CHRM3	TAGAP
AFF3	CDK6	DBC1	GLUT9	SCHIP1	LIPC	MHC	OLIG3	PRKD2	ZP4	TARBP1
LOC150577	CDRT4	DCAMKL1	GPC6	IL3RA	LIPG	C6orf10	ORF DQ515897	STRN4	SALL3	TERT
AGBL1	CELSR2	DCD	GAB2	IL1RAP	LGR5	MLXIPL	TNFIP3	PSMG1	SEMA5A	TGFBR2
AIM1	SORT1	DGKH	GDAP1	IL1RL1	ACAA2	TNFRSF14	OPG	PTGER4	SH2B3	THADA
AK127771	CENTD1	DLG2	GHR	IL18R1	LMO4	MSMB	OR10J1	PTGS2	WDR1	TMEFF2
ANGPTL3	CERKL	DNAH5	GLG1	IL18RAP	LMTK2	MST1	OR10J5	PLA2G4A	ATXN2	TNCR9
ANK3	CETP	DPP6	GLUT9	IL23R	LOC123688	MTHFD1L	OR5AP2	PTPN22	SH2B3	TNFAIP3
ANKRD30A	CHRNA3	DPT	GPC6	IL2RA	LOC440069	MVK	OR5AR1	PTPRD	LNK	TNFRSF11B
ASIP	PSMA4	DR1M	GPR98	IL6R	LOC340602	MMAB	OR9G1	PVRL2	TRAFD1	TNFRSF6B
B3GALT4	LOC123688	ECHDC1	GRAMD1B	IMPA2	LOC643714	MMEL1-TNFRSF14	OR9G4	TOMM40	PTPN1	TNR
BANK1	CHRNA5	EHBP1	HACE1	INS	MGC13125	MYC	ORMDL3	PVT1	SLC17A3	TNFSF15
BCL7B	CHRNB4	EIF3H	HAPLN1	IRF4	LPL	BC042052	PALB2	PXK	SLC22A3	TP63
BLK	CILP2	ELMO1	HBB	ITGAM	LPP	MYR1P	PALLD	QKI	SLC24A5	TSPAN8
BRDG1	PBX4	ERC2	HERC2	ITGAX	LRP5	NCAN	PARD3B	RAB5B	SLC2A9	TYR
BRUNOL4	CKAMK1D	ESR1	HLA region	ITLN1	LRRK2	NCAPD3	PDE4B	SUOX	SLC45A2	VEGFA
BSN	CNTN5	C6orf97	HLA-C	ITPR2	MUC19	NEGR1	PDE4D	IKZF4	SLC6A1	VPS37A
BTNL2	CNTNAP2	EXOC4	HLA-DQA1	JAK2	LYZ	NEIL3	PHACTR1	ERBB3	SLC9A4	YEATS4
C8orf14	CNTNAP5	EYA1	HLA-DQA2	JAZF1	FRS2	NELL1	PHTF1	RAD50	SLC9A9	ZBTB16
c10orf64	COG6	FAM55B	HLA-DRA	KCNJ11	MAFB	NID2	PTPN22	RANK	SLCO1B1	ZBTB40
C10orf67	DOCK7	FAM5	HLA-DRB1	KCNQ1	MAMDC1	NOLA1	PITX2		SLCO3A1	ZNF365
C11orf30	ATG4C									

2008

Source: Hindorff LA, Junkins HA, Mehta JP, and Manolio TA. A Catalog of Published Genome-Wide Association Studies. Available at: www.genome.gov/gwastudies. Accessed November 3, 2009.

© 2009 Medco Health Solutions, Inc. All rights reserved.

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MAKING MEDICINE SMARTER.℠

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The Challenge to Physicians: Facts per Decision Exceed Human Cognitive Capacity Source: William Stead, IOM Meeting, 8 October 2007. Growth in facts affecting provider decisions versus human cognitive capacity. 1. Single Nucleotide Polymorphisms Facts per Decision Structural Genetics: e.g., SNPs1, Haplotypes Functional Genetics: Gene Expression Profiles Proteomics and Other Effector Molecules Defines the Need for Health IT 5 Human Cognitive Capacity Decisions by Clinical Phenotype

Pharmacy is 100% wired Electronic Health Records (EHRs) Payors Hospitals Laboratories Pharmacy Ambulatory Centers Physician Office Consumers A Wired System is Key to Reforming Healthcare The U.S. Healthcare System is Not Wired Today Medco: Wired to Deliver Advanced Pharmacy Solutions

Medco Drives Patient Adherence with Evidence-Based Protocols (as shown Nov 2008)

Chronic Medications

Key Diabetes Metrics		Medco Diabetes TRC
***Average Blood Sugar**, lower to prevent amputation, blindness, kidney failure, nerve damage, heart attack, stroke*		
Assess average blood sugar (A1C test in past year)	M**	69.2%
Insulin users monitoring blood sugar with test strips	MP	60.7%
Adherence – diabetes medication	P	78.1%
Prevent ER visits for insulin users	M**	80.2%
***Blood Pressure**, lower to prevent heart attack, stroke and kidney failure*		
Use ACE-inhibitor/ARB (>55)	P	77.0%
Use ACE-inhibitor/ARB (% BP med users)	P	86.8%
Adherence – any BP medication	P	83.3%
***Cholesterol**, lower to prevent heart attack and stroke*		
Assess LDL-Cholesterol (obtain LDL-C test)	M**	63.8%
Use cholesterol medication	P	76.6%
Adherence – cholesterol medication	P	80.5%

15 TRCs

Over 70 Unique Metrics and Underlying Protocols

** Medical measures are limited to diabetics under 65 years of age due to data limitations typically observed in Medicare eligible populations
M = Measured using Medical Claims Data; P = using Pharmacy Claims Data; MP = using either Medical or Pharmacy Claims Data as shown on Analyst Day 2008.

© 2009 Medco Health Solutions, Inc. All rights reserved.

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MAKING MEDICINE SMARTER.

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Medco TRCs: Closing Gaps in Care

Chronic Medications

Key TRC Metrics	Medco TRC	Top Retail Chains, Medco Book-of-Business				
		Chain 1	Chain 2	Chain 3	Chain 4	Chain 5
DIABETES						
Adherence, oral diabetes medication	78.3%	63.2%	57.5%	65.3%	56.6%	68.2%
Adherence, blood pressure medication	82.9%	70.6%	65.2%	72.6%	63.8%	73.6%
Use of statin medications, ages 45 and over	72.4%	63.6%	61.9%	63.8%	61.9%	63.8%
CARDIOVASCULAR						
Adherence, antiplatelet medication	86.2%	77.4%	74.0%	78.5%	74.5%	77.8%
Adherence, blood pressure/heart failure meds	84.2%	70.9%	66.4%	72.6%	65.6%	73.4%
PULMONARY						
Adherence with inhaled corticosteroids (ICS)	39.3%	16.5%	15.6%	17.6%	17.6%	16.9%
Use of ICS in high risk asthma	37.6%	24.1%	25.0%	25.2%	20.1%	22.4%
Adherence, long-acting beta agonist (LABA) or long acting anti-cholinergic (LAAC) in COPD	69.0%	51.6%	48.9%	51.7%	49.8%	50.1%
NEUROSCIENCE						
Adherence, antidepressants, new users	77.7%	62.8%	61.2%	62.8%	61.8%	61.5%
Adherence, migraine preventive medications	72.9%	59.3%	57.3%	59.9%	57.3%	56.8%

Milliman Healthcare Management Consultants and Actuaries reviewed and validated the clinical content and the general processes used to generate TRC performance metrics and outcomes presented in this slide.

2009 data. These metrics should not be used to analyze trends across reporting periods as they evolve to keep pace with evidence-based guidelines and the patients are different in different periods.

© 2009 Medco Health Solutions, Inc. All rights reserved.

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MAKING MEDICINE SMARTER.™

18

The Value of Smarter Medicine 1-19 20-39 40-59 60-79 80-100 Category F Medical cost 8820 6980 6250 5920 3870 11.2 Drug cost 130 200 350 430 790 $8,950 $7,180 $6,600 $6,350 $4,660 Closing Diabetes TRC Adherence Gaps Total Healthcare Cost per Patient per Year Source: Sokol, MC, McGuigan, KA, Verbugge, RR, Epstein, RS. Impact of Medication Adherence on Hospitalization Risk and Healthcare Cost. Medical Care 2005; 43: 521-530.

Pharmacy is 100% wired Electronic Health Records (EHRs) Hospitals Laboratories Pharmacy Ambulatory Centers Physician Office Consumers A Wired System is Key to Reforming Healthcare Medco: Wired to Deliver Advanced Pharmacy Solutions Payors

Pharmacy Physician Office Patients The Bigger Medco Vision A Wired System is Key to Reforming Healthcare Electronic Health Records (EHRs) Payors

Gaps in Care by Physician and Geography State Claims Patients* Physicians Patients with Omission Gaps Patients with Adherence Gaps Total Gaps Missouri 1,743,918 133,184 11,545 7,234 32,892 51,209 Pennsylvania 1,062,046 145,460 19,644 6,802 27,045 49,002 California 1,262,758 101,593 27,145 5,900 22,342 39,339 Ohio 1,020,474 83,196 13,665 4,862 21,230 31,214 Tennessee 1,080,908 56,453 9,328 3,603 20,055 27,983 North Carolina 740,675 73,273 12,402 3,703 20,859 30,872 Florida 690,376 60,622 15,406 3,450 19,902 27,956 Indiana 806,646 73,716 8,543 3,673 18,349 26,959 Texas 594,477 60,320 15,683 3,983 16,982 23,565 West Virginia 752,673 49,454 5,457 3,129 13,041 21,919 Client XYZ: Top 10 States with Gaps in Care * Includes all patients; not all patients have gaps in care.

Gaps in Care by Physician and Geography XYZ plan members in Missouri see 11,545 physicians 971 (8%) physicians have 65% of the open gaps 697 of 971 physicians are concentrated in these 10 cities Zip Code City Patients* Physicians Total Gaps 631xx St. Louis 3,875 160 7,218 641xx Kansas City 4,212 136 7,778 640xx Independence 4,576 116 7,845 630xx Chesterfield 1,703 72 3,214 648xx Joplin 1,235 51 2,371 638xx Sikeston 1,109 43 2,574 633xx St. Charles 963 39 1,690 652xx Columbia 657 31 1,249 647xx Harrisonville 692 25 1,412 658xx Springfield 451 24 889 TOTAL 19,473 697 36,240 Top Cities Within Missouri with Gaps in Care * Includes only patients with gaps in care.

Client XYZ Gaps in Care by Physician and Geography First Name Last Name City State Specialty Total Claims Number of Gaps in Care Axxx xyz St. Louis MO Internal Medicine 3,746 168 Cxxx xyz St. Louis MO Internal Medicine 1,245 163 Wxxx xyz St. Louis MO Family Medicine 2,739 159 Jxxx xyz St. Louis MO Internal Medicine 4,170 148 Mxxx xyz St. Louis MO Internal Medicine 4.856 128 Axxx xyz St. Louis MO Internal Medicine 3,884 123 Sxxx xyz St. Louis MO General Practice 4,473 117 Wxxx xyz St. Louis MO Gastroenterology 2.952 115 Kxxx xyz St. Louis MO Unknown 2,069 110 Mxxx xyz St. Louis MO Internal Medicine 1,692 106 Top 10 MDs in St. Louis with Gaps in Care

Physician Action Plan TRC Gaps in Care Number of Patients Total Gaps Patient Adherence Patient Adherence Patient Adherence Patient Adherence Diabetes Oral diabetes medication 8 20 Diabetes Blood pressure medication 9 18 Diabetes Cholesterol medication 3 6 Cardiovascular Any blood pressure medication 7 14 Cardiovascular Cholesterol medication 7 14 Cardiovascular Antiplatelet medication 3 3 Pulmonary Controller medication 4 4 Other 34 Adherence - Total Adherence - Total 41 113 Physician Omission Physician Omission Physician Omission Physician Omission Diabetes Assess average blood sugar (A1C test in past year) 8 8 Diabetes Self-monitor blood sugar (use test strips) 6 6 Diabetes Use ace -inhibitor/ARB 11 11 Diabetes Assess low density lipoprotein - cholesterol (LDL-C) 5 5 Cardiovascular Use of cholesterol reducers 8 8 Cardiovascular Assess low density lipoprotein C (LDL-C) test 5 5 Cardiovascular Other 16 Omission - Total Omission - Total 43 59 Dr. Smith

Patient Action Plan Disease Area Gaps in Care Start of Gap Gap Days Patient Adherence Gaps Patient Adherence Gaps Patient Adherence Gaps Patient Adherence Gaps Diabetes Oral diabetes medication 11/12/08 36 Diabetes Blood pressure medication 9/30/08 79 Diabetes Cholesterol medication 6/13/08 188 Pulmonary Controller medication <1/01/08 352 Physician Omission Gaps Physician Omission Gaps Physician Omission Gaps Physician Omission Gaps Diabetes Use ace-inhibitor/ARB 6/13/08 188 Diabetes Self-monitor blood sugar (use test strips) 7/08/08 163 Last Name First Age Medco Effective Current TRC Assigned TRC Doe John 50 1/1/08 5/22/08 Diabetes John Doe - A Patient of Dr. Smith

On Screen Animation

Medco(r) Making Medicine Smarter(tm) Moving from Shotgun Medicine to Precision Medicine

Trial-and-Error Medicine is Wasteful Condition Response to Medication US Rx Spend Estimated Waste Alzheimer's 30% $1.5 B $1.1 B Analgesics 80% $14.1 B $2.8 B Asthma 60% $8.0 B $3.2 B Rheumatoid arthritis 50% $13.6 B $6.8 B1 Schizophrenia 60% $9.5 B $3.6 B TOTAL $17.5 B Source: Spear et al, Trends in Molec Medicine. 2001;7:201-204. 1. Includes all autoimmune diseases; RA is most prevalent.

FDA to Cite Interaction Risk of Antidepressants, Tamoxifen The Food and Drug Administration is planning to warn doctors about an interaction between the widely used breast-cancer drug tamoxifen and certain antidepressants after a study showed women on both drugs were more than twice as likely to see their cancer return. The new study, which was led by researchers at Medco Health Solutions Inc., backs up prior laboratory studies that found drugs that interfere with an enzyme known as CYP2D6 also block the activation of tamoxifen. Still, Robert Epstein, Medco's chief medical officer, said more than 500,000 women in the U.S. are taking tamoxifen and about 30% of those women are also prescribed antidepressants. He said Medco has been notifying doctors when it sees patients in its pharmacy-benefits database given tamoxifen and an CYP2D6 inhibitor drug like tamoxifen, and found that some breast-cancer doctors weren't aware that another doctor had prescribed an antidepressant. By Jennifer Corbett Dooren Precision Medicine is Smarter Medicine Mixing Plavix, Heartburn Drugs Seen as Risky By Alicia Mundy and Jared A. Favole A cardiologists' group warned doctors to limit the use of popular heartburn pills in certain patients, citing a new study that says these pills raise the risk of heart attack by interfering with Plavix, an anticlotting medicine. The warning affects a mulit-billion-dollar-a-year class of heartburn drugs known as proton-pump- inhibitors, which include the widely advertised "purple pill," Nexium. The Study by pharmacy benefits company Medco Health Solutions Inc. and the Indiana University School of Medicine showed the four most commonly used proton-pump inhibitors boosted the risk of heart attack and stroke by 50% among cardiac patients taking Plavix. November 2008 Retrospective analysis of 16,690 patients May 2009 Retrospective analysis of 1,300 patients

Precision Medicine in Practice: Medco is Using Scientific Discoveries to Create New Protocols % Plavix Users on PPI Drugs Medco study published 11/14/08 FDA early warning and Medco system alert enabled FDA label change One year after Medco study Mail Retail 11/14/08 11/28/08 12/14/08 12/28/08 1/14/09 1/28/09 2/14/09 2/28/09 3/14/09 3/28/09 4/14/09 4/28/09 5/14/09 5/28/09 6/14/09 6/28/09 7/14/09 7/28/09 8/14/09 8/28/09 9/14/09 9/28/09 10/14/09 East 0.1417 0.1357 0.1461 0.1395 0.1569 0.1657 0.1698 0.1621 0.1728 0.1602 0.1657 0.1585 0.164 0.1621 0.1569 0.1657 0.1561 0.166 0.1539 0.1635 0.1497 0.1621 0.1489 0.158 West 0.1197 0.1181 0.1263 0.1206 0.12 0.12 0.1137 0.1137 0.1109 0.1131 0.1021 0.0919 0.0878 0.0908 0.101 0.1007 0.1007 0.1002 0.0878 0.0859 0.087 0.0859 0.0848 0.0848 11/14/08 12/14/08 1/14/09 2/14/09 3/14/09 4/14/09 5/14/09 6/14/09 7/14/09 8/14/09 9/14/09 10/14/09 Medco TRCs: Risk decreased 33% Retail: Risk increased 14% Retail: Increase from 14% (11/08) to 16% (10/09) = 14% growth in users taking both Plavix and a PPI Mail: Decrease from 12% (11/08) to 8% (10/09) = 33% decline in users taking both Plavix and a PPI

Statins May Help Keep Asthma Patients Out of ER-Study March 14, 2009 Asthma sufferers taking statins in addition to their regular medicine required significantly fewer trips to the hospital, according to a study that provides the latest suggestion of added benefits from the widely-used cholesterol lowering drugs. The study was conducted by researchers from Medco Health Solutions Inc and Boston's Brigham and Women's Hospital. Medco, LabCorp To Study Uses Of Personal Genetics, Tamoxifen October 22, 2007 Medco Health Solutions Inc. (MHS) and Laboratory Corp. of America Holdings (LH) agreed to explore clinical uses of personal genetics and Tamoxifen. Medco said the research effort, which will be centered on Tamoxifen, will focus on linking individual genetics to the safety and efficacy of specific prescription drugs. Tamoxifen, a drug that deprives certain tumors of estrogen needed for their growth, treats some forms of breast cancer and prevents the disease from occurring in some women at high risk for the condition. March 2009 Retrospective analysis of 6,574 patients October 2007 Prospective study Manuscript submission expected 4Q 2009 Precision Medicine is Smarter Medicine

Warfarin Sensitivity Testing: Medco/Mayo Study Results Due Early 2010 August 24, 2009 Medco is planning to release an observational study in early 2010 on the benefits of pharmacogenomic testing in warfarin dosing. It hopes the results will increase payer acceptance of the approach to treatment. Conducted in collaboration with the Mayo Clinic, the research is aimed at evaluating whether adding genotyping to "usual care" will reduce the incidence of hospitalization for warfarin related hemorrhage or thromboembolism during the first six months of treatment. It has enrolled 1,300 patients. Medco Plans to Compare Plavix, Effient in Study IBJ Staff and Associated Press - October 20, 2009 Medco Health Solutions Inc. said Tuesday it will compare the blood thinner Plavix, the world's second-best selling drug, with Effient, a potential blockbuster drug sold by Indianapolis-based Eli Lilly and Co. Medco's proposed study, which would take more than two years, will exclude patients with a genetic mutation that reduces the effectiveness of Plavix and other drugs. December 2006 Prospective "Quasi Experiment" with Mayo Clinic 1,300 patients October 2009 Launching new comparative effectiveness personalized medicine study of 14,000 patients Publication expected 4Q 2011 Precision Medicine is Smarter Medicine

Primary source of data for comparative effectiveness research Evidence Development Source: IOM Meeting, 8 October 2007. 1. New England Journal of Medicine (351;14). September 30,2004. Recorded Clinical Outcomes Safety & Efficacy Safety & Effectiveness Periodic Systemic Reviews of the Evidence Market Entry Models and Non-experimental Studies Experimental Studies Retrospective Research - Efficient and Cost Effective Research Institute(tm) "Despite extensive testing, rare adverse events (those that occur in less than one patient per thousand) can easily escape detection."1

Clinical Trials Efficacy Ability of drug to work in ideal patients under ideal practice conditions Under clinical trial conditions, only a 10% drop in persistence is experienced after 5.4 years1 TRCs + Pharmacogenomics Drives Real World Medicine to a Smarter Place Persistence The Real World Effectiveness - at Day 1 Ability of drug to work in typical patients under routine practice conditions Effectiveness - After 1 Year 1. Lancet 1994 Nov 19;344(8934):1383-9. Randomised study of cholesterol lowering in 4444 patients with coronary heart disease: the Scandinavian Simvastatin Survival Study (4S). Example: Cholesterol Time 50% Drop in one year

Persistence Patient Clinical Benefit 50% Drop in one year Medco TRCs The World's Most Advanced Pharmacy(r) Effectiveness Clinical Trials Efficacy Ability of drug to work in ideal patients under ideal practice conditions Under clinical trial conditions, only a 10% drop in persistence is experienced after 5.4 years1 The Real World TRCs + Pharmacogenomics Drives Real World Medicine to a Smarter Place Example: Cholesterol Time (c) 2009 Medco Health Solutions, Inc. All rights reserved. 1. Lancet 1994 Nov 19;344(8934):1383-9. Randomised study of cholesterol lowering in 4444 patients with coronary heart disease: the Scandinavian Simvastatin Survival Study (4S). Practice of Precision Medicine A Smarter Place Pharmacogenomics Medco Personalized Medicine Making Medicine Smarter

OTC Drugs Vitamins Supplements Creating a Safety Net for Non-Rx Drugs Medco(r) Making Medicine Smarter(tm)

OTC Vitamins Supplements Rx Rx No Safety Net for Vitamins/OTC Drug and Rx Drug Interactions 68% of adults are regularly taking an Rx drug and also using an OTC drug or dietary supplement1 Proton Pump Inhibitors increase the risk of major cardiovascular event by more than 50 percent for patients taking Plavix(r) Omeprazole obtained OTC outside the pharmacy benefit can not be reviewed for safety WARNING! Codeine - OTC Cough Syrups Patients who are extensive metabolizers of codeine can be poisoned by excess conversion of codeine to morphine (Genotype AD6) WARNING! Warfarin plus aspirin increases the risk of severe bleeding Nearly 50% of potential drug- drug interactions involved the use of anticoagulants along with antiplatelet drugs1 WARNING! 80,000 Rx Doses2 300,000 OTC Drug Products3 75,000 Dietary Supplements4 1. Source: Journal AMA Jan09 2. Source: Medco data 3. www.fda.gov 4. US GAO Report to Congressional Requestors: DIETARY SUPPLEMENTS - FDA Should Take Further Actions to Improve Oversight and Consumer Understanding (Jan 2009). "Dietary supplements" includes vitamins. Over 30 Billion Combinations

Examples of Rx / OTC Drug Interactions

Rx	OTC
Tikosyn® Coumadin® Theophylline Tegretol® Ethmozine Pronestyl® Quinidine Dilantin®	Tagamet® OTC
Dilantin®	Zantac® OTC
Coumadin® Pemetrexed Methotrexate	Aspirin®
Pemetrexed Methotrexate	Aleve®
Pemetrexed Methotrexate Lasix® Bumex® Demadex®	Advil®

Rx	OTC
Prozac® Zoloft® Paxil® Celexa® Lexapro® Effexor® Prestiq® Cymbalta®	Aleve® & Advil® (Various)
Parnate® Nardil®	Dextromethorphan (cough suppressant)
Parnate® Nardil®	Pseudoephedrine (decongestant)
Coumadin® Lithobid® Plavix® Pletal® Effient®	Advil® (ibuprofen various)
Coumadin® Lithobid® Plavix® Pletal® Effient®	Aleve® (naproxen various)

Rx	OTC
Rayataz® Viracept® Plavix® Sporanox® Diflucan® Sprycel® Tarceva®	Prilosec® OTC
Neoral® Sandimmun® Synthroid®	Alli®
Carmustine Noxafil® Zanaflex®	Tagamet®
Zanaflex®	Pepcid®
Sporanox® Diflucan® Sprycel® Tarceva®	Tagamet® Zantac® Pepcid®
Quinidine	Immodium® AD

All rights in the product names of all third-party products appearing here, whether or not appearing with the trademark symbol, belong exclusively to their respective owners.
© 2009 Medco Health Solutions, Inc. All rights reserved.

medco®
MAKING MEDICINE SMARTER.™

39

Medco Addressing Safety of Rx and OTC Drug Interactions Over 22,000 products Products aligned to specialized care categories FSA eligible items flagged Drug interaction screening Medco Health Store(tm)

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Smarter Medicine Is Exportable Medco(r) Making Medicine Smarter(tm)

A Global Need for Smarter Medicine Pharmacy Is Not Wired Overseas Population is Aging Price Controls Without Proper Clinical Management Proper Infrastructure Lacking 2004-2008 11% CAGR of Drug Expenditures (Ex-US)1 Source: IMS world review 2009; IMS ex-manufacturer drug sales data for both Rx and OTC drugs reported by IMS in $

Medco is Exporting Smarter Medicine Germany Sweden UK August 2009 - Joint venture with United Drug focusing on specialty pharmacy services United Kingdom Drug Spend: $22.3B Population: 61M March 2008 - Collaboration with Apoteket, government- owned pharmacy, to develop CDUR system Sweden Drug Spend: $4.3B Population: 9M April 2008 - Majority stake acquisition of Europa Apotheek Venlo B.V. Germany Drug Spend: $41.3B Population: 82M Source: IMS

Smarter Medicine: The World is Taking Notice Innovation 5. Medco Health Solutions, Inc. Most Admired in Health Care: Pharmacy and Other Services 1. Medco Health Solutions, Inc. 100 Most Trustworthy Companies #9. Medco Health Solutions (large cap companies) GLOBAL GLOBAL People Management 10. Medco Health Solutions, Inc. 10 GLOBAL TOP

Smarter Medicine Supports the Goals of Healthcare Reform Improving Quality Lowering Cost Increasing Access PBM Managing Smarter Medicine Pharmacy Delivering Smarter Medicine Research Institute(tm) Advancing Smarter Medicine Foundation(tm) Sharing Smarter Medicine

For the U.S. Globally Smarter Medicine: The Right Choice Improved Outcomes Lower Costs

Financial Performance Richard J. Rubino Senior Vice President, Finance and Chief Financial Officer

Making Medicine Smarter Drives... Success in the Marketplace Value to Clients Value to Shareholders

Smarter Medicine Driving Long-Term Value to Shareholders 8/19/2003 8/20/2003 8/21/2003 8/22/2003 8/25/2003 8/26/2003 8/27/2003 8/28/2003 8/29/2003 9/2/2003 9/3/2003 9/4/2003 9/5/2003 9/8/2003 9/9/2003 9/10/2003 9/11/2003 9/12/2003 9/15/2003 9/16/2003 9/17/2003 9/18/2003 9/19/2003 9/22/2003 9/23/2003 9/24/2003 9/25/2003 9/26/2003 9/29/2003 9/30/2003 10/1/2003 10/2/2003 10/3/2003 10/6/2003 10/7/2003 10/8/2003 10/9/2003 10/10/2003 10/13/2003 10/14/2003 10/15/2003 10/16/2003 10/17/2003 10/20/2003 10/21/2003 10/22/2003 10/23/2003 10/24/2003 10/27/2003 10/28/2003 10/29/2003 10/30/2003 10/31/2003 11/3/2003 11/4/2003 11/5/2003 11/6/2003 11/7/2003 11/10/2003 11/11/2003 11/12/2003 11/13/2003 11/14/2003 11/17/2003 11/18/2003 11/19/2003 11/20/2003 11/21/2003 11/24/2003 11/25/2003 11/26/2003 11/28/2003 12/1/2003 12/2/2003 12/3/2003 12/4/2003 12/5/2003 12/8/2003 12/9/2003 12/10/2003 12/11/2003 12/12/2003 12/15/2003 12/16/2003 12/17/2003 12/18/2003 12/19/2003 12/22/2003 12/23/2003 12/24/2003 12/26/2003 12/29/2003 12/30/2003 12/31/2003 1/2/2004 1/5/2004 1/6/2004 1/7/2004 1/8/2004 MHS 100 105.7417913 107.2116211 109.8504384 114.6725116 112.3689187 109.7730789 109.515214 111.9477394 109.0166753 112.4978511 113.8387485 108.3892041 107.9680248 107.9250473 109.1026302 110.8990889 108.7674059 107.6328004 105.2432525 103.4381984 102.3895479 101.4698298 100.7134262 102.3035929 103.9883101 100.9626955 104.6157813 109.0166753 108.7244284 108.8877428 110.1942582 112.1626268 114.4232422 114.887399 115.5148702 112.9190304 112.0766718 113.3316142 114.5521747 114.7584666 116.1423414 116.8127901 117.9473956 120.0017191 119.4945848 130.5655836 133.2473784 136.101083 139.2470346 139.6252364 140.1237751 139.2040571 140.1237751 140.7168644 140.0464157 143.1923672 143.3986591 143.1493897 143.5275915 144.2324222 150.5243253 151.7878632 145.2810727 146.5016331 146.8368575 145.9944989 148.5129792 149.8108991 150.6962352 151.9941551 152.7505587 152.7075812 154.5899948 157.0225202 154.2547705 153.7132543 154.4696579 151.9082001 152.9138731 158.0711707 158.2860581 149.2693828 144.696579 143.3986591 150.4383703 149.982809 150.0257865 146.0374764 146.5446106 148.2207323 147.7135981 146.1234313 142.513323 139.3329895 138.370294 136.9 142.44 141.50765 S&P 500 100 99.80391482 100.1052668 99.08562386 99.15098559 99.45302556 99.47641818 100.0860023 100.6088961 102.006261 102.463105 102.6364856 101.9808043 103.0114555 102.1658812 100.9522171 101.5315284 101.7530703 101.3746603 102.8243146 102.4933778 103.8542778 103.5288452 102.1817056 102.802986 100.8400702 100.2504386 99.62709416 100.6020159 99.54040387 101.7737108 101.9890605 102.9495339 103.3994977 103.8941828 103.3850494 103.8811105 103.8219409 104.5512402 104.9640511 104.7129244 105.0466132 103.9719289 104.507895 104.6427466 103.0843854 103.4270185 102.9405896 103.1635075 104.7308129 104.8821769 104.7934225 105.1718325 106.0036465 105.4277753 105.303932 105.9375968 105.4745605 104.8718566 104.8175032 106.0573119 106.0442396 105.2550827 104.583577 103.637552 104.4762462 103.599023 103.7675875 105.4511679 105.644501 106.1192335 106.097217 107.2964326 106.9462314 106.7866112 107.2943686 106.4714988 107.2592796 106.3455915 106.251333 107.4842616 107.7780453 107.1698373 107.8826241 108.029172 109.319206 109.2703567 109.6996801 110.0092882 109.811139 109.9962159 111.401149 111.4307338 111.6612199 111.324779 112.7042554 112.8556194 113.1514672 113.7177061 CVS 100 99.54548535 101.2018742 101.364028 101.6239581 101.1040979 103.1501399 105.1637511 105.8786799 105.5863191 103.1501399 102.3059721 101.2991665 99.70763914 97.85618169 96.97958314 97.59673563 98.08368104 98.60354125 99.0580559 100.1950686 101.2667357 101.916319 99.44770903 101.9487497 100.3896531 101.1689594 101.2667357 101.5266658 100.8770826 103.7997231 104.3195833 104.3195833 104.3520141 109.1585428 111.3996534 112.7312507 111.6920143 113.2835416 112.5690969 111.7893066 111.6595835 110.0927423 110.4504487 110.0273967 109.5394832 111.101 109.6043448 114.1591721 116.5667928 116.8920685 114.7448619 114.452017 115.1025683 115.5256203 114.7772927 117.7052577 117.8678955 119.7222572 118.4535853 118.1607404 117.1195678 115.2327754 115.7860344 116.3063787 116.4690165 117.6728269 116.6969999 120.4381541 120.8936368 120.9909291 121.8694638 121.3166888 117.0547063 113.5410515 113.9965343 113.9965343 113.7361201 111.2636379 108.4334492 110.8735007 111.4587064 108.7262941 108.7587248 110.6455173 111.524052 112.4350175 111.2636379 113.4108445 112.8580695 112.8905002 115.3305517 116.2739479 117.5101891 116.3712402 117.0871371 117.3475512 115.8184652 116.8596377 ESRX 100 98.84695912 99.83085402 97.60147509 95.44904883 96.34075044 97.83208327 99.15427012 99.64646742 99.53878365 93.35783493 93.52698091 90.69797075 90.77492342 89.11444462 91.72059184 93.91149443 93.45027808 92.89661858 93.20417943 92.40467113 93.54247138 92.78918465 90.2367544 92.37394003 92.77519326 91.5899222 90.7596828 93.52698091 93.95746616 95.69489764 95.58746371 93.2196699 91.28236135 91.11321537 92.20479405 92.02040745 91.37455465 89.48346767 89.88322182 89.32956232 89.23736902 85.91641141 87.53066864 88.60700669 87.13091449 88.40712962 90.2060233 87.83822949 89.52943939 90.71346122 83.6100798 84.4403192 85.31678018 86.05482628 86.40835886 86.77738191 86.77738191 86.03933581 86.13152911 89.43724609 93.32710383 96.80196679 97.90903594 96.55586814 96.67904239 95.29514349 94.95685154 98.70854425 96.46367484 98.35476182 99.47732145 101.8296248 101.0608476 98.61635094 98.5239078 97.66293729 97.09403717 96.18709494 94.48039456 96.58684909 98.37025229 96.89416009 95.01856358 95.27990286 98.09342255 98.32403072 100.5843906 100.7225556 100.7380461 100.876461 102.3215722 103.0133968 102.1371856 100.9686543 99.44659035 98.33952119 98.98537399 99.67719852 S&P HC 100 99.70481504 99.19568867 97.84433732 98.37242052 98.63781617 98.40491794 98.5565726 99.04674213 100.5849537 100.2437307 100.2031089 99.95396198 101.9796349 102.004008 102.391269 102.7487407 102.981639 102.6945783 103.3607756 103.1468342 103.6234631 102.4941775 101.3973894 101.9417213 100.2626875 99.40692195 98.93841738 99.75356118 99.43400314 101.1996967 101.6654931 101.0263771 100.8097276 100.7041109 100.159779 100.3249743 100.092076 100.3168499 100.796187 100.1435303 100.7203596 99.81043167 100.2599794 101.2565672 98.20722526 99.4421275 99.65336078 99.46108433 100.4685046 99.91334019 99.09007204 100.1706115 99.87001029 98.77593024 99.11173699 99.43671126 98.48345339 97.75767752 98.17472783 99.75897741 102.3479391 103.5368033 103.1739154 102.8381086 103.7399123 102.2558631 101.0994963 102.7920706 102.1935763 102.1908682 101.8415209 103.6613768 103.688458 103.8536533 104.0215566 103.3661918 104.2030006 103.7534529 103.2714077 104.5144343 104.6119266 104.303201 104.8339923 105.0695987 105.8793262 105.806207 105.6383036 105.8874506 106.1122244 106.215133 107.4364946 107.5502356 107.8291719 108.311217 108.8501327 108.9232519 109.7763094 109.2996804 MHS: +419.8% S&P 500: +25.6% 8/19/03 = 100 S&P HC: +20.3% MHS Return From Spin-Off Through 11/18/09: +419.8% Source: Thomson Financial

2004 2005 2006* 2007 2008 2009E 2010E GAAP EPS 0.88 1.03 1.21 1.63 2.13 2.6 3.1 Continued GAAP EPS Growth Driving Value to Shareholders * Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures in Medco's previously filed financial statements. GAAP EPS CAGR 23.0% - 23.7% 21%-22% 17%-22%

Medco's Growth in Perspective - S&P 500 In S&P 500 since 12/31/03 >$9B Market Value as of 11/10/2009 Positive 2003 EPS Continuous sequential GAAP EPS growth from 2003 - 2009E1 2003 - 2009E1 GAAP EPS CAGR > 20% Source: FactSet and Medco Estimates 1. 2009E EPS represents consensus mean GAAP EPS estimates. # of Companies Medco included in Top 3

Bottom 20% of S&P 500 Middle 40% of S&P 500 Top 40% of S&P 500 Mail-Order Volume -0.162 0.069 0.206 Smarter Medicine Drives Higher ROIC Which Leads to Greater Shareholder Value 2008A 2009E 2010E Medco Incremental EPS Impact 0.2 0.25 0.3 Medco TTM 2 ROIC Medco ROIC Performance Total Returns Based on ROIC Levels for S&P 500 Companies Since 20011 1 Current data as of 9/30/09; Bank of America-Merrill Lynch analysis 2 TTM = Trailing Twelve Months -7.3% 27.7% 35.1% S&P 500 ROIC Performance Bottom 20% Middle 40% Top 40% Average ROIC Total Returns

Growth & ROIC - A Balanced and Disciplined Approach Organic growth and continuous innovation Focus on ROIC Opportunistic acquisitions that fuel long-term growth Components of Value Creation Medco's Priorities

Generating Cash: Efficiently Managing Inventory 2007 2008 2009E 2010E Total Mail Rx Volume 95 106 103 108 PBM Inventory Days on Hand 40 38 27 16 (Millions) (Mail Volume) (Inventory Days on Hand) (Days) Mail-Order Inventory Trend

Generating Cash: Improving the Turns on Rebate Receivables 2007 2008 2009E 2010E Total Rebates Earned 3.561 4.447 5.286 5.3 Rebate AR Days 159 142 128 120 ($ Billions) (Total Rebates Earned) (Rebate Accounts Receivable Days) (Days) Earned Rebates and Speed of Collection Trend

Accelerating Cash Flow Generation Cash flow from operations for 2009 expected to be ~$3.2 billion, about two times our record full-year 2008 performance Cash Flow from Operations Nine Months Ended Sept. 2008 Nine Months Ended Sept. 2009 Cash Balance 440.8 2020.3 Cash Flow from Operations 797 2543.6 ($ in Millions) YTD 9/27/08 YTD 9/26/09

Maintaining Appropriate Debt Levels 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 LT Debt 3590 4083 3985 4003 4001 3998 3999.2 Total Debt / TTM* EBITDA 2 2.2 2 1.9 1.8 1.8 1.57 ST Debt 600 600 600 600 600 609 211.7 1.6x * TTM = Trailing Twelve Months

Growing the Top Line While Managing SG&A Expense Total SG&A Relative to Annualized New-Named Sales 2006 2007 2008 2009E 2010E SG&A 0.947 1.114 1.425 1.455 1.5 New-Named Sales 3.7 1.7 7.2 10.1 4.1 ($ in Billions) Sep. '09 YTD Results * Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures in Medco's previously filed financial statements.

2004 2005 2006* 2007 2008 2009E 2010E Core PBM/Accredo 676 758 947 1114 1178 1220 1232 Acquisitions 35 247 225 232 SG&A CAGR 14.2% $676 $758 $947 $1,114 $1,425 $1,450 - $1,460 ($ in Millions) ~$1,500 * Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures in Medco's previously filed financial statements. SG&A Expense Growing the Bottom Line While Managing SG&A Expense GAAP EPS CAGR 23.0% - 23.7% Core PBM/Accredo Acquisitions 2004 2005 2006* 2007 2008 2009E 2010E Core PBM/Accredo 676 758 947 1114 1178 1220 1232 Acquisitions 35 247 225 232 $1,425 $1,450 - $1,460 ~$1,500 2004 2005 2006* 2007 2008 2009E 2010E Core PBM/Accredo 676 758 947 1114 1178 1220 1232 Acquisitions 35 247 225 232 $1,450 - $1,460 ~$1,500 $1,425 SG&A CAGR ~2.6% GAAP EPS CAGR 19.7% - 21.6%

Share Repurchase Programs Shares Repurchased Cost of Shares Avg. Cost per Share Sep. YTD 2009 23.6 million $1,007 million $42.71 Inception in Nov. 2008 of $3 Billion Authorization to Sep. YTD 2009 28.7 million $1,207 million $42.01 $5.5 Billion Program 153.8 million $5,500 million $35.75 Both Programs to Date 182.6 million $6,707 million $36.74

Review of 2009/2010 Guidance Assumptions 2010E 2009E Change GAAP EPS $3.05 - $3.15 $2.58 - $2.60 17% - 22% Cash EPS $3.28 - $3.38 $2.80 - $2.82 16% - 21% Mail-Order Rxs 107M - 109M ~103M 4% - 6% Incremental EPS Generic Impact $0.25 $0.13 92% Specialty Revenue $11.0B+ ~$9.5B 16%+ Specialty Operating Income $450M+ ~$355M 27%+

Review of 2009/2010 Guidance Assumptions 2010E 2009E Change SG&A ~$1.5B $1.45B - $1.46B ~3% Intangible Amortization Expense $280M - $290M $305M - $310M (5%) - (10%) Net Interest Expense $170M - $180M $165M - $170M 0% - 9% Capital Expenditures ~$215M ~$235M (9%) Tax Rate 38.5% - 39.5% 39.0% - 39.5% (1.0) - 0.5 pts Dilutive Shares 465M - 480M ~490M (5%) - (2%)

Review of 2010 Guidance Assumptions Cash flow from operations expected at the $2.3 billion level Lower than 2009 because the working capital improvement in 2009 was significant, and the residual working capital opportunity for 2010 is not as great Targeting continued Return On Invested Capital growth to well over 30% for 2010 from ~25% in 2009 EBITDA per adjusted script for 2010 is expected to increase by 5% - 10% over 2009 2010 scheduled and early renewals to total ~$15 billion ~75% of the renewal pricing in effect in 1Q10 Remainder primarily in 3Q10

Additional 2010 Guidance Assumptions Net revenues are expected to increase in 2010. The higher generic content in 2010 will partially offset this net revenue growth by $2.8B to $3.0B in 2010 compared to 2009. This is a new record for client and member savings, while also benefiting Medco profitability. This generic effect in prior years: 2009E $2.4B 2008 $2.7B 2007 $2.5B 2006 $1.7B Total gross margin percentage expected to approximate 7.0%, higher than the expected 6.7% for 2009 Adjusted mail-order penetration rate expected to increase slightly over the expected 2009 rate of ~34.5% Quarterly earnings are expected to increase sequentially

Making Medicine Smarter Drives... Success in the Marketplace Value to Clients Value to Shareholders

A Portfolio of Core Strategic Growth Drivers Generics Financial Strategy Mail Order Net-New Sales New Markets Specialty Pharmacy Smarter Medicine

Generated Over $21 Billion in New-Named Sales Since 2008 Annualized New-Named Sales 2008/2009* Net-New Sales 2010* * As of third-quarter 2009 earnings call 2010 Client retention rate stands at a record 99% 2010 scheduled and early elective renewals expected to be ~$15 billion >$17.2B $4.1B >$13.4B >$4.0B Sept '09 YTD Results

Annualized New-Named Sales 2005 2006 2007 2008 2009E 2010E New Business 3.2 3.7 1.7 7.2 10.1 4.1 Annualized New-Named Sales ($ In Billions) Adjusted Mail-order Penetration Rate For New Business 2005 A 2006 2007E 2008 2009E 2010E East % Penetration Rate 0.32 0.1789 0.532 0.6451 0.089 0.25 32% 18% 53% 65% 9% 25% Sep. '09 YTD Results

2005 2006 2007 2008 2009E 2010E Mail-Order Generic 36.4 39.9 47.4 58.2 60.3 65 Mail-Order Brand 50.9 49.1 47.4 47.6 42.6 43 2005 2006 2007 2008 2009E 2010E Mail-Order Generic 36.4 39.9 47.4 58.2 60 65 Mail-Order Brand 50.9 49.1 47.4 47.6 42.6 43 Mail-Order Generic Volumes Increasing 2005 2006 2007 2008 2009E 2010E New Business 4 4.7 2.9 Mail-Order Volume 87 89 95 106 103 108 Mail-Order Generic Volume Mail-Order Brand Volume Mail Order Prescription Volume Mail-Order Brand vs. Mail-Order Generic Prescription Volume (In Millions) (In Millions) *Lower estimated 2009 mail volume a result of weak national economy Mail-Order Generic Prescription Volume

2008 2009 2010 2011 2012 2013 2014 2015 Acute Chronic/Complex 11.8 13.8 9.1 14.3 25.5 9.2 13.4 7.9 Generics Growth: A Strong Pipeline of Opportunity Risperdal(r) Lamictal(r) Fosamax(r) Imitrex(r) Prevacid(r) Topamax(r) Valtrex(r) Adderall XR (r) Effexor XR(r) Flomax(r) Aricept(r) Cozaar(r) Hyzaar(r) Lipitor(r) Actos(r) Zyprexa(r) Plavix(r) Seroquel(r) Singulair(r) Lexapro(r) Levaquin(r) Diovan(r) Lovenox(r) Lidoderm(r) $11.8 $13.8 $9.1 $14.3 $25.5 $9.2 $13.4 $7.9 Oxycontin(r) Cymbalta(r) Aciphex(r) Nexium(r) Celebrex(r) Abilify(r) 2008 2009 2010 2011 2012 2013 2014 2015 5.7 11.8 11.8 11.8 11.8 11.8 11.8 11.8 5.8 13.8 13.8 13.8 13.8 13.8 13.8 4.9 9.1 9.1 9.1 9.1 9.1 3.7 14.3 14.3 14.3 14.3 14.7 25.5 25.5 25.5 3.8 9.2 9.2 7.1 13.4 3.4 $5.7 $17.6 $30.6 $38.5 $63.8 $78.4 $90.9 $100.6 Source: U.S. Drug spend estimates are based on IMS Health data for 2007 and 2008. Compounded amounts are prorated for mid-term expirations. Brand drug expirations based on expected patent expiration dates current as of November 2009. Changes may occur due to litigation, patent challenges, etc. $105.0 Billion in Brand Drugs Off-Patent from 2008-2015 Off-Patent Compounding Effect - Prorated 2010 Generic Contribution of $0.25; ~64% in 2H'10 ($ in Billions) ($ in Billions) You are here

2008 Base '08 Generics '09 Generics 8/09 YTD 0.01 0.01 0.01 0.01 0.016 0.016 0.016 0.008 0.008 0.003 0.037 Generics Growth: Components of Mail-Order Generic Dispensing Rates Fosamax(r) Lamictal(r) Topamax(r) Imitrex(r) 2008 Pre-2008 Generics Contribution YTD Sep. 2009 '08 New Generic Intro '09 New Generic Intro Simvastatin Omeprazole Amlodipine Besylate

1Q10E 2Q10E 3Q10E 4Q10E FY10E New Business 0.03 0.03 0.03 0.03 0.06 0.06 0.06 0.08 0.08 0.08 0.25 2010 Generic Introductions by Quarter Allegra D 11/1/09 Prevacid 11/10/09 Valtrex 12/23/09 Flomax 4/1/10 Cozaar 4/6/10 Hyzaar 4/6/10 Effexor XR 7/1/10 Incremental Full-Year 2010E EPS Contribution of $0.25 $0.03 $0.06 $0.08 $0.08 Medco Incremental EPS Contribution $0.25

2006 2007 2008 2009E 2010E Acute Chronic/Complex 5437 6043 7974.2 9500 11000 Specialty Pharmacy: An Important Growth Engine $5.4 ~$9.5 $8.0 $6.0 2006 2007 2008 2009E 2010E 189 210 281.2 360 450 $189 $281 ~$355 $210 $11.0+ $450+ Accredo Net Revenues Accredo Operating Income CAGR 24%+ CAGR 20%+ ($ in Billions) ($ in Millions)

Value to Clients Making Medicine Smarter Drives... Success in the Marketplace Value to Clients Value to Shareholders

Total Drug Spend Smarter Medicine Provides a Greater ROI for Clients Value Prop Traditional PBM Utilization Management Mail Service Pharmacies Formulary Management Step Therapy Retail Networks Specialty Pharmacy Value Prop Smarter Medicine Service Model Medco Therapeutic Resource Centers(r) 1 Kaiser Family Foundation, "Trends in Health Care Costs and Spending", March 2009; and Medco estimates Total Healthcare Costs Prescription Drugs Only 10%-15% of Total Healthcare Expenditures1 Total Drug Spend Total Drug Spend Pharmacogenomics

2002 2003 2004 2005 2006 2007 2008 Medco 0.129 0.102 0.085 0.054 0.028 0.02 0.033 0.02 -0.007 PBMs 0.159 0.149 0.138 0.116 0.069 0.075 0.078 Health Insurers 0.206 0.2 0.169 0.144 0.114 0.117 0.114 Drug Trend: MHS vs. PBMs and Health Insurers Source: Buck Consultants National Health Care Trend Survey, 20th Edition; Medco data MHS Clients with Greater Than 40% Mail Penetration Achieved Negative Drug Trend in 2008 Medco Clients >40% Mail Penetration PBMs Health Insurers Medco Trend

Drug Mix Trend (%) Brand Drugs Account for 85% of Client Drug Spend Brand Name Generic Total Prescriptions Dispensed (%) 2004 0.52 0.48 2005 0.48 0.52 2006 0.44 0.56 2007 0.4 0.6 2008 0.36 0.64 MAT 2008/2009 0.34 0.66 2004 0.88 0.12 2005 0.87 0.13 2006 0.86 0.14 2007 0.86 0.14 2008 0.86 0.14 MAT 2008/2009 0.85 0.15 Total Expenditures on Prescription Drugs (%) * * *MAT denotes moving annual total; MAT 08/09 represents the 12 months ending in July 2009. Source: IMS Health, National Prescription Audit Plans, National Sales Perspective, September 2009. Includes re-stated historical data effective with January 2009 update to IMS databases. Data includes specialty drugs. Drug Spend Mix Trend (%)

2008 2009E Total Rebates Earned 4.4 5.3 Client Rebate Pass-Back 3.6 4.6 Medco Drives Brand Value to Clients ~82% Pass-Back ~87% Pass-Back ($ in Billions) Medco Passes Back ~87% of Brand Drug Rebates

Pre-2009 2009 Medco Earnings 9 10 Client Savings 45 50 For Every $100 Million of Brand Drug Spend That Goes Generic... 5x 5x ($ in Millions) Clients Save 5 Times More on Generics Than Medco Earns

A History of Medco Innovations Driving Growth


Pioneers Six Sigma Mail-Order Dispensing
1996
2003
Spin-off
Acquires Accredo Health Group, Inc.
2005
2006
Develops TRCs: Specialist Pharmacist Model
Launches My Rx Choices®
Launches Medicare Business
Introduces TRCs
Acquires PolyMedica
Acquires Critical Care Systems
Collaborates with Mayo Clinic and LabCorp
2007
2008
Delivers Personalized Medicine for Clients
Expands Internationally
Sweden Apoteket
Europa Apotheek Venlo
Launches Medco Research Institute™
Launches Medco Health Store™
2009
Joint Venture w/United Drug plc

medco®
MAKING MEDICINE SMARTER.™

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81

A History of Medco Innovations Driving Growth


Pioneers Six Sigma Mail-Order Dispensing
Spin-off
Acquires Accredo Health Group, Inc.
Develops TRCs: Specialist Pharmacist Model
Launches My Rx Choices®
Launches Medicare Business
Introduces TRCs
Acquires PolyMedica
Acquires Critical Care Systems
Collaborates with Mayo Clinic and LabCorp
2003-2009E GAAP EPS CAGR 21.8%-22.0%
Delivers Personalized Medicine for Clients
Expands Internationally
Sweden Apoteket
Europa Apotheek Venlo
Launches Medco Research Institute™
Launches Medco Health Store™
Joint Venture w/United Drug plc
Accelerating Our Move to Smarter Medicine

medco®
MAKING MEDICINE SMARTER.™

© 2009 Medco Health Solutions, Inc. All rights reserved.

82

Financial Strategy Generics Mail Order New Business Specialty Pharmacy Medicare Clinical Innovations TRCs & Pharmacogenomics Medco Health Store(tm)/OTC International Biosimilars Comparative Effectiveness Medco: A Portfolio of Drivers Shareholder Value Smarter Medicine

Organizational Agility and Clinical Execution Kenneth O. Klepper President and Chief Operating Officer

85 Leveraging the Core

2004 2005 2006 2007 2008 2009E Total Net Revenues 35.4 37.9 42.5 44.5 51.3 59 Adjusted Rx Claims 678.3 714.1 729.9 748.3 795.9 Claims (x100M) 1 1.1 1.2 1.3 1.4 1.5 Series 4 15.6 15.6 15.6 15.6 15.6 15.6 Series 5 10 10 10 10 10 10 Series 6 5 5 5 5 5 5 2004 2005 2006 2007 2008 2009E Total Net Revenues 35.4 37.9 42.5 44.5 51.3 59 Adjusted Rx Claims 678.3 714.1 729.9 748.3 795.9 898 Claims (x100M) 1 1.1 1.2 1.3 1.4 1.5 Series 4 15.6 15.6 15.6 15.6 15.6 15.6 Series 5 10 10 10 10 10 10 Series 6 5 5 5 5 5 5 Operational Excellence Driving Sustained Growth Growth in Revenue & Adjusted Rx Claims, 2004-2009E Total Revenue Adjusted Rx Claims Revenues ($ Billions) Adjusted Rxs (Millions)

Increasing Customization Demands Agility 2006 2007 2008 2009E 2010E Customizations 5.8 13.1 20.9 23.3 28.1 SG&A 0.95 1.11 1.43 1.46 1.5 28.1 Million customizations (2010E) >4x increase vs. '06 SG&A relatively flat Expect PBM clients to demand more customization faster Millions of Customizations * Excludes first-quarter 2006 legal settlements charge; see reconciliations to GAAP financial measures in Medco's previously filed financial statements. ($ in Billions) Growth in Delivery of Custom Plan Changes, 2009-2010E

88 Extending the Enterprise

Advanced Clinical Solutions Pharmacogenomics Pharmacogenomics Informatics Extended Enterprise Solution: Portfolio of Services with Global Potential Automated Dispensing & Inventory Management Efficient Purchasing Clinical Pharmacy Care Compliance Monitoring Distribution Nursing Services Patient Management Benefit Management Claims Adjudication Retail Network Management Pharma Contracting Utilization Management & Intervention Health & Safety PBM Mail Pharmacy Specialty Pharmacy Patient Management (TRCs & Gap-in-Care)

1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 Innovative, customized client solutions delivering enhanced clinical value and savings to clients Smarter Medicine Enabling Smarter Medicine, Faster 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 Business Innovation & Agility Centers

Gaps in Care are a Global Problem

More Than 70 Metrics in 14 Specialties

Key TRC Metrics	Medco TRC	Top Retail Chains, Medco Book-of-Business: Chain 1	Chain 2	Chain 3	Chain 4	Chain 5
DIABETES						
Adherence, oral diabetes medication	78.3%	63.2%	57.5%	65.3%	56.6%	68.2%
Adherence, blood pressure medication	82.9%	70.6%	65.2%	72.6%	63.8%	73.6%
Use of statin medications, ages 45 and over	72.4%	63.6%	61.9%	63.8%	61.9%	63.8%
CARDIOVASCULAR						
Adherence, antiplatelet medication	86.2%	77.4%	74.0%	78.5%	74.5%	77.8%
Adherence, blood pressure/heart failure meds	84.2%	70.9%	66.4%	72.6%	65.6%	73.4%
PULMONARY						
Adherence with inhaled corticosteroids (ICS)	39.3%	16.5%	15.6%	17.6%	17.6%	16.9%
Use of ICS in high risk asthma	37.6%	24.1%	25.0%	25.2%	20.1%	22.4%
Adherence, long-acting beta agonist (LABA) or long acting anti-cholinergic (LAAC) in COPD	69.0%	51.6%	48.9%	51.7%	49.8%	50.1%
NEUROSCIENCE						
Adherence, antidepressants, new users	77.7%	62.8%	61.2%	62.8%	61.8%	61.5%
Adherence, migraine preventive medications	72.9%	59.3%	57.3%	59.9%	57.3%	56.8%

Milliman Healthcare Management Consultants and Actuaries reviewed and validated the clinical content and the general processes used to generate TRC performance metrics and outcomes presented in this slide.

2009 data. These metrics should not be used to analyze trends across reporting periods as they evolve to keep pace with evidence-based guidelines and the patients are different in different periods.

© 2009 Medco Health Solutions, Inc. All rights reserved.

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MAKING MEDICINE SMARTER.℠

91

On Screen Animation

Generics The Power of an Agile Organization Business Innovation & Agility Centers

Drug Utilization Review The Power of an Agile Organization Business Innovation & Agility Centers

Mail Pharmacy The Power of an Agile Organization Business Innovation & Agility Centers

Advanced Clinical Analytics The Power of an Agile Organization Business Innovation & Agility Centers

Therapeutic Resource Centers The Power of an Agile Organization Business Innovation & Agility Centers

Specialty Pharmacy The Power of an Agile Organization Business Innovation & Agility Centers

Medco Health Store(tm) - OTC The Power of an Agile Organization Business Innovation & Agility Centers

Pharmacogenomics The Power of an Agile Organization Business Innovation & Agility Centers

Smarter Medicine - a Global Need The Power of an Agile Organization Business Innovation & Agility Centers

102 Keeping Our Promise

Don't Underestimate the Difficulty... 31M patients on chronic meds Over 9.5M patients with gaps Over 13M gaps To improve our performance by 100 basis points: 434,000 gaps must be closed

Delivering Accountability Pulmonary Meds Seizure Meds Antiplatelet Meds Antidepressant Meds Lipotropic Meds Oral Diabetic Meds Antihypertensive Meds Total Gaps Closed 401 163 2708 1047 41939 10871 33214 90343 Target Gaps to Close 240 75 400 240 3200 2600 6400 13155 Gap Closure, Target vs Actual, 1/1/2009 - 10/1/2009 Active Guarantee Client Single Client Example, 2009: Gaps Closed vs Guarantee Milliman Healthcare Management Consultants and Actuaries reviewed and validated the clinical content and the general processes used to generate TRC performance metrics and outcomes presented in this slide.

Keeping our Promise to Clients Antiretroviral (HIV) Medications Key TRC Metrics Medco TRC Retail Immunology - HIV Immunology - HIV Immunology - HIV Adherence, e.g., Norvir 87.10% 74.69% Minimum effective dose, e.g., Lexiva* 98.67% 98.56% Light Green = Best in class Red = Not best in class *In the absence of Norvir, higher dose of Lexiva required. 2009 data. These metrics should not be used to analyze trends across reporting periods as they evolve to keep pace with evidence-based guidelines and the patients are different in different periods. Patient with HIV. On Norvir and Lexiva. When taken together, use lower dose of Lexiva Without Norvir, use higher dose of Lexiva. Pharmacist called patient for Norvir non-adherence. With patient's permission, spoke with his wife and his doctor.

Good morning. I'm a pharmacist at Medco. How are you today? Oh, pretty good. How are you? Not bad. The reason why we were calling was that in reviewing your regimen, I see that you're taking the Lexiva and the Truvada but you're not currently on Norvir? She [your wife] said that you were getting really sick from it [the Norvir]? Oh, yea...right. How are you taking the Lexiva? One, twice a day? Right. Okay, the reason we're calling is usually when the Lexiva is taken by itself without the Norvir, it's usually taken 2 tablets, twice a day. But Dr. <<BLEEP>> would prefer to do only the one, twice a day? Uhhh...I think so. I haven't taken it for a while so. He takes the Lexiva but he doesn't take the Norvir. Keeping our Promise to Patients This call has been edited to protect privacy, and for length. All information from which an individual could be identified has been deleted or masked, and the voices have been intentionally distorted.

Keeping our Promise to Patients How long have you not taken the Norvir? Uh...probably for like 2 or 3 months. 2 or 3 months? Okay...alright...uhm...I wanted to reach out to Dr. <<BLEEP>>, just to see if you're not going to take the Norvir, if [s]he wanted to increase your Lexiva to the two, twice a day. Well, I'm pretty sure she did. I had a prescription. Yea, the new script we have has the same directions as one, twice a day. Uh huh. So, we wanted to confirm whether or not that you were doing the Norvir but since you're not, we wanted to see if she wants to increase to the two, twice a day. This call has been edited to protect privacy, and for length. All information from which an individual could be identified has been deleted or masked, and the voices have been intentionally distorted.

Thank you for calling Medco Pharmacy. How may I help you? Hi, this is Dr. <<BLEEP>>. Another pharmacist called my office about a problem that he had identified with the medicine one of my patients was taking. This is for patient <<BLEEP>> Yes. Okay, it's regarding the patient's Lexiva. Yeah... I asked him if at one point he had been taking the Norvir along with it. And ... uhm... he stopped taking Norvir a couple of months ago... He said maybe about 3 months ago? Huh... Keeping our Promise to Patients This call has been edited to protect privacy, and for length. All information from which an individual could be identified has been deleted or masked, and the voices have been intentionally distorted.

He said he wasn't tolerating it and having side effects from it... That's bad. Well, you guys are sharp to pick up on this. A lot of pharmacists would have just ignored that. "Ok, I guess he said he doesn't need it." So, the reason that I don't like the Lexiva two, twice a day is our state program doesn't pay for it. But is his insurance going to cover that? I can double check to see what his co-pay would be. See now this is showing that his co-payment is going to be $45. Okay, then I'm going to write a new prescription. So where do I need to fax it? Uhm, I'll take a verbal and I'll just change what I have. And I'll just do Lexiva 700mg, two, twice a day Keeping our Promise to Patients This call has been edited to protect privacy, and for length. All information from which an individual could be identified has been deleted or masked, and the voices have been intentionally distorted.

Keeping our Promise to Patients Thank you very much. This is... uh... this is outstanding... Outstanding service from the pharmacist. Thank you. We're actually 8 of us that handle all of the HIV patients. We're all certified. Oh...Oh really? I'm going to start sending you my genotypes so you can tell me what type of medicines to put people on. Well, thanks a lot, I really appreciate it. No problem at all. Thank you very much Dr. <<BLEEP>> and I'll fix this and send it right out. This call has been edited to protect privacy, and for length. All information from which an individual could be identified has been deleted or masked, and the voices have been intentionally distorted.

Medco® Making Medicine Smarter™

Gaps-in-Care	Opportunity for Intervention	Extended Enterprise

• 60+ million Members
• Across Retail AND Mail
  • 6.7M Omission Gaps[1]
  • 6.6M Adherence Gaps[1]
	• Medco Specialist Pharmacists, Nurses, and Benefit Specialists, Medco, Liberty, Accredo
	• ~690M Total claims[1] ~103M Mail-order claims[2]
	• 79.5M Member calls[1] 10.5M Physician calls[1]
		• Integrate TRCs into clients' care management
		• TRC technology in use at client sites
		• Reversioning solutions for global marketplace

Closing Gaps Across Extended Enterprise Can Save Clients Billions

[1] YTD 3Q 2009 volume annualized. Not adjusted for difference in days supply between mail and retail.
[2] FY 2009 Mail-order volume guidance as of 3Q 2009 earnings.

© 2009 Medco Health Solutions, Inc. All rights reserved.

medco® MAKING MEDICINE SMARTER.™

111

1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 Innovative, customized client solutions delivering enhanced clinical value and savings to clients Smarter Medicine The Power of an Agile Organization 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 Business Innovation & Agility Centers

Pharmacogenomics Driving Precision in Healthcare Robert S. Epstein, M.D., M.S. Senior Vice President, Medical & Analytical Affairs, and Chief Medical Officer

Using an individual's genetic information to identify diseases or predict their future risk of developing other medical conditions A science that examines the inherited variations in genes that dictate drug response (whether a drug will be effective or safe) Pharmacogenomics: What is it? Diagnosis What It Is Not... What It Is... Source: Personalized Medicine Coalition: Personalized Medicine 101. Available at http://www.personalizedmedicinecoalition.org/sciencepolicy/personalmed-101_overview.php Risk Assessment Prevention Targeted Monitoring Early Detection Testing Therapy Response Monitoring

Pharmacogenomic Biomarker Information in Drug Labels Approved by the United States Food and Drug Administration: Prevalence of Related Drug Use Felix W. Frueh, Ph.D., Shashi Amur, Ph.D., Padmaja Mummaneni, Ph.D., Robert S. Epstein, M.D., Ronald E. Aubert, Ph.D., Teresa M. DeLuca, M.D., Robert R. Verbrugge, Ph.D., Gilbert J. Burckart, Pharm.D., and Lawrence J. Lesko, Ph.D. Why Should We Care About Pharmacogenomics? 1 in 4 Medco patients take a drug with pharmacogenomic considerations listed within the label 36.1 million patients with ^1 prescription filled in 2006 8.7 million patients (24%) with prescriptions for a drug with human pharmacogenomics info in label Source: Frueh et al. Pharmacotherapy. 2008;28(8):992-998.

Why Medicine Needs to be Smarter


U.S.
Pharmaceutical
Sales
$148B*
Cost of Adverse
Drug Effects
>$177B*

Cost of Adverse Drug Effects

- 69% was due to drug-related hospital admissions
- 47% were rated as definitely or possibly avoidable

*2000 estimates

Sources: Gillis CM, et al. IMS HEALTH North America Report—Global Pharmaceutical Marketing. Published April 25, 2001. Ernst FR, Grizzle AJ. *J Am Pharm Assoc.* 2001;41:192-199. Hallas J, et al. *Br J Clin Pharmacol.* 1992;33(1):61-68.

© 2009 Medco Health Solutions, Inc. All rights reserved.

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116

Pharmacogenomics at Medco Client Clinical Programs Our Paradigm Stretches from: Research & Development Pipeline Our goal is to accelerate the adoption of pharmacogenomics Win for patients Win for payors

Pharmacogenomics is Important to Drug Effectiveness Drug metabolizing enzymes Drug transporters Drug receptors in target organs There are Genetic Variations in 3 Areas

Drug Metabolizing Enzymes Enzyme Fraction of Drug Metabolism Major Genetic Differences CYP3A4 40%-45% Rare CYP2D6 20%-30% *2xn, *4, *10, *17, *41 CYP2C9 10% *2, *3 CYP2C19 5% *2, *3, *17 CYP1A2 5% *1K CYP2B6 2%-4% - CYP2E1 2%-4% - CYP2A6 2% *4, *9 CYP2C8 1% *3 CYP3A5 <1% *3 Source: Adapted from Ingelman-Sundberg M. Trends in Pharmacol Sci. 2004;25:193-200. CYP2C19 5% *2, *3, *17

Medco Study Found 2c19 is Important for Plavix(r) Effectiveness 0 30 60 90 120 150 180 210 240 270 300 330 360 No PPI 0 0.0636 0.0937 0.1052 0.1061 0.1257 0.1334 0.1428 0.1503 0.1566 0.1632 0.1688 0.175 Any PPI 0 0.0792 0.116 0.1357 0.1516 0.1663 0.1774 0.1899 0.2036 0.2151 0.2359 0.2359 0.245 Source: American Heart Association oral presentation Aubert et al., 2008 Patients Post-Stent on Plavix(r) (Clopidogrel) No Proton Pump Inhibitor Proton Pump Inhibitor Hazard Ratio 1.51 95% CI 1.39-1.64 p < 0.0001 17.9% 25.1%

Large Genotype Study Confirms Medco Finding Source: Mega, JL, Close, SL et al. "Cytochrome p-450 polymorphisms and response to clopidogrel." The New England Journal of Medicine. 2009;360(4):354-362. Days from Randomization 12.1 8.01 Carriers (27% of Population) Non-Carriers (73% of Population) Hazard Ratio, 1.53 (95% CI, 1.07-2.19) p=0.007 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 30 90 180 270 360 450 CV Death, MI, or Stroke (%) From the New England Journal of Medicine

0 90 180 270 360 East West North Another Genotype Study Shows Same Finding Source: Shuldiner, AR et al. JAMA. 2009;302:849-857. All Patients From the Journal of the American Medical Association (JAMA) % Experiencing Event Days No. of CYP2C19*2 Alleles 0 1 Hazard Ratio, 2.42 (95% CI, 1.18-4.99) p=0.02

Why Would Our Clients Care? *Estimated cost per 1,000 Plavix users based on: A 10% difference in CV events in 1 year between Extensive Metabolizers (70%) and Genetic Variants (30%) on therapy If ~$20,000 per event - paying $600,000 for the 10%*(300/1000) Plavix users in medical care costs that could be avoided 2-3:1 savings $600,000* Incremental Medical Costs for Cardiovascular (CV) Events $200,000-$300,000 Cost for Testing All 1,000 Patients Per 1,000 Plavix(r) users

Medco TRCs Moved the Needle % Plavix(r) Users on PPI Drugs Medco study published 11/14/08 FDA early warning and Medco system alert enabled FDA label change One year after Medco study Mail Retail 11/14/08 11/28/08 12/14/08 12/28/08 1/14/09 1/28/09 2/14/09 2/28/09 3/14/09 3/28/09 4/14/09 4/28/09 5/14/09 5/28/09 6/14/09 6/28/09 7/14/09 7/28/09 8/14/09 8/28/09 9/14/09 9/28/09 10/14/09 East 0.1417 0.1357 0.1461 0.1395 0.1569 0.1657 0.1698 0.1621 0.1728 0.1602 0.1657 0.1585 0.164 0.1621 0.1569 0.1657 0.1561 0.166 0.1539 0.1635 0.1497 0.1621 0.1489 0.158 West 0.1197 0.1181 0.1263 0.1206 0.12 0.12 0.1137 0.1137 0.1109 0.1131 0.1021 0.0919 0.0878 0.0908 0.101 0.1007 0.1007 0.1002 0.0878 0.0859 0.087 0.0859 0.0848 0.0848 11/14/08 12/14/08 1/14/09 2/14/09 3/14/09 4/14/09 5/14/09 6/14/09 7/14/09 8/14/09 9/14/09 10/14/09 Medco TRCs: Risk decreased 33% Retail: Risk increased 14% Retail: Increase from 14% (11/08) to 16% (10/09) = 14% growth in users taking both Plavix and a PPI Mail: Decrease from 12% (11/08) to 8% (10/09) = 33% decline in in users taking both Plavix and a PPI

Medco Helping to Shorten Timeline from Discovery to FDA and Guideline Changes 2008 2008 2009 2009 2009 2009 2009 2009 2009 2009 2009 2009 2009 Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Plavix - Medco Evidence Presented to American Heart Association (AHA) November 2008 Prospective Genotype Study January 2009 Two Retrospective Studies with Drug- Drug Interactions March 2009 Prospective Genotype Study August 2009 FDA Re-labels Plavix November 2009 Retrospective Study with Drug-Drug Interactions September 2009 Specialty Society (SCAI) Changes Guidance May 2009 FDA Approves Label Changes May 2009 The Plavix(r) Example

Recent FDA Plavix(r) Warning "The official warning follows a similar action in May by a cardiology group, the Society for Cardiovascular Angiography and Interventions. The society acted in response to a study by the pharmacy-benefits company Medco Health Solutions Inc. showing four common heart-burn drugs boosted the risk of heart attack and stroke by 50% in cardiac patients taking Plavix." FDA Plavix Warning

The Volume of Published Pharmacogenomics Research is Growing Exponentially *PubMed search 10/21/09 1960-4 20 1965-9 127 1970-4 151 1975-9 79 1980-4 64 1985-9 100 1990-4 276 1995-9 647 2000-4 2714 2005-9* 3890 Years # of Peer-reviewed Articles Published

So...Why Isn't Adoption Happening Faster? Physician Education Medco - AMA Partnership for Nationwide Physician Survey Believe Genetics Affects Drug Response Prior Education On PGx Feel Informed About PGx Testing Ordered PGx Test for Patient in Last 6 Mos Anticipate Ordering Test in Next 6 Mos Test Not Ordered Due to Inadequate Info

What's Our Strategy? Drive the Translation of Interesting Science Into Studies and Practice Sooner than Otherwise Would Happen "Medco is steadily becoming the go-to organization for diagnostics" "Market Multiplier"

Medco Research Partners with Leading Scientific and Academic Organizations

Pipeline Filled with Drugs with Biomarkers – But These Are All Branded Drugs!

Drug development is migrating to a more targeted, personalized approach

2009
- Pazopanib
- VEGF2 Inhibitor
- Ofatumumab
- CD20 antigen

2010
- Vandetanib
- VEGF2 Inhibitor
- Omacetaxine
- T315I mutation
- Idebenone
- Frataxin gene
- Vilazodone
- TBD
- Vicriviroc
- CCR5 tropism

2011
- Tafamidis
- V30M TTR mutation
- BIBW 2992
- EGFR mutations
- Bosutinib
- BCR-ABL
- Mipomersen
- APO B-100
- Constugene
- P53 gene mutations
- Neratanib
- HER2
- Ridaforolimus
- HER2 / EGFR

2012
- Bapineuzumab
- ApoE4
- Midostaurin
- FLT3 receptor
- INCB-18424
- JAK2 gene
- PRO 140
- CCR5 tropism
- Elvucitabine
- HIV M184V mutation

2013 & Beyond
- VX 770
- CFTR mutations
- Pertuzumab
- HER2
- Motesanib
- HER2
- BSI-201
- PARP Inhibitor

Sources: FDC Reports. NDA Pipeline. www.ndapipeline.com; FDC Reports. "The Pink Sheet." www.thepinksheet.com; R&D Insight. http://bi.adisinsight.com. DataMonitor. Pipeline Insight. www.datamonitor.com. Pharmacogenomics Reporter www.genomeweb.com.

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2008 2009 2010 2011 2012 2013 2014 2015 Acute Chronic/Complex 11.8 13.8 9.1 14.3 25.5 9.2 13.4 7.9 Generics Growth: A Strong Pipeline of Opportunity Risperdal(r) Lamictal(r) Fosamax(r) Imitrex(r) Prevacid(r) Topamax(r) Valtrex(r) Adderall XR(r) Effexor XR(r) Flomax(r) Aricept(r) Cozaar(r) Hyzaar(r) Lipitor(r) Actos(r) Zyprexa(r) Plavix(r) Seroquel(r) Singulair(r) Lexapro(r) Levaquin(r) Diovan(r) Lovenox(r) Lidoderm(r) Oxycontin(r) Cymbalta(r) Aciphex(r) Nexium(r) Celebrex(r) Abilify(r) Source: U.S. Drug spend estimates are based on IMS Health data for 2007 and 2008. Brand drug expirations based on expected patent expiration dates current as of November 2009. Changes may occur due to litigation, patent challenges, etc. $105.0 Billion in Brand Drugs Off-Patent from 2008-2015 ($ in Billions)

Genetics for Generics(tm) Strategy Medco's Genetics for Generics(tm) is evaluating the use of novel biomarkers to optimize drug treatment in situations where: A generic drug competes with a brand name drug Two or more generic drugs could be used for same indication The treatment regimen of a generic drug can be optimized

GeCCO BATTER-UP Tamoxifen Warfarin Medco's Pharmacogenomics Pipeline Idea Z Idea W Idea X Idea Y Idea x2 Idea X Idea B Product X Product Z Product Y Research Commercial Development Genetics for Generics(tm) MEDIC REST COSS DOSAPI CEASE AKROBATS DEBAIT RECEIPT

The Plavix(r) Story: What We Believe Clients Could Save >$200 Million Annually Even After Test Cost 2c19 Gene Test 25% 1 'Abnormal' Allele 5% 2 'Abnormal' Alleles 70% 'Normal' 75 mg Plavix ? Effient(r) Source: Medco data

Genotype-Guided Comparison of Clopidogrel and Prasugrel Outcomes Study (GeCCO) Largest Pharmacogenomics Comparative Effectiveness Study Medco Launches Plavix(r), Effient(r) Comparative Effectiveness Study Examining Role of Genetics

Genotype-Guided Comparison of Clopidogrel and Prasugrel Outcomes Study (GeCCO) Trial Design Prospective, non-randomized, open-label Patient Population 14,593 cardiovascular patients (acute coronary syndrome) with new prescription for clopidogrel or prasugrel Study Plan Enroll and genotype 8,584 clopidogrel patients (saliva collection) Anticipate 6,009 extensive metabolizers, 2,575 intermediate and poor metabolizers Enroll 6,009 prasugrel patients All patients followed for 6 months for incidence of cardiovascular events Compare event rate for clopidogrel extensive metabolizers with event rate for prasugrel

KIF-6 Gene - Powerful Finding Source: Iakoubova, O, et al. "Polymorphism in KIF6 Gene and Benefit from Statins after ACS. Results from the PROVE IT-TIMI22 Study." JACC. 2008;51(4):449-455. Statin Events Total Rate Adj H.R. (95% CI) KIF-6 Gene Carriers Lipitor 80mg 88 525 16.8% 0.59 (0.45-0.77) KIF-6 Gene Carriers Pravachol 40mg 139 523 26.6% Non Carriers Lipitor 80mg 86 367 23.4% NS Non Carriers Pravachol 40mg 88 363 24.2%

Additional KIF6 Risk Offers Better Adherence to Statins (AKROBATS) Celera and Medco Enter Research Collaboration to Evaluate Effect of KIF6 Testing on Compliance with Statin Therapy in Patients with Cardiovascular Disease

Coumadin(r) (Warfarin) NIH/NHLBI Launching Clarification of Optimal Anticoagulation Through Genetics (COAG) From http://coagstudy.org/ Efficacy Study Conducted in Academic Centers and Blood Test "INR" as Primary Outcome University of California San Francisco Intermountain Medical Center, Murray, UT Marshfield Clinical Research Foundation Marshfield, WI Mayo Clinic College of Medicine, Rochester, MN Washington University School of Medicine St. Louis, MO University of Texas Galveston, TX University of Florida Gainesville, FL Vanderbilt University Nashville, TN University of Maryland School of Medicine, Baltimore, MD University of Pennsylvania Philadelphia, PA Mount Sinai School of Medicine, New York, NY Henry Ford Hospital Detroit, MI

Medco-Mayo Warfarin Study: Power of Unselected Real World Enrollment Sites Conducted in Naturalistic Setting with Hospitalizations as Outcome Medco data Data Collected from a Heterogeneous Population

Pharmacogenomics is Integrated at Medco and Now a Core Competence * Emerging Core Competency Medco's Offerings Address Various Market Needs Benefit Management Claims Adjudication Retail Network Management Utilization Management & Intervention Health & Safety Data Management Pharma Contracting PBM Patient Management Nursing Services Compliance Monitoring Distribution Data Reporting Specialty Pharmacy Automated Dispensing Efficient Purchasing Patient Management (Therapeutic Resource Centers & Gaps in Care) Mail Pharmacy Lab/Drug Utilization Labs Commercial Programs Research Genetics for Generics(tm) Pharmacogenomics*

Another Pharmacogenomics First at Medco Prescription Entered Into Medco System Medco Contacts Physician and Provides Info on Drug/Gene Interaction Drug/Gene Interaction Alert! Pharmacist Evaluates Message Rx Screened Against Patient's Drug Metabolizing Gene Data Stored in Medco System Member Requests a Prescription from Medco Mail-Order Service Pharmacogenomic Drug Utilization Rules in Action Physician Alters or Changes the Prescription to Increase Drug Effectiveness or to Avoid Toxicity

Pharmacogenomics is Here Today at Medco Clinical Programs Drug-Genetics DUR Mail-Based Genetic Laboratory Testing Enrolled nearly 200 clients totaling ~7 million lives Implemented real-time at Medco Implemented - designed genomic testing kits are bar coded and 'picked' by robotic technology in our mail-order facilities

On Screen Animation

Pharmacogenomics Program Results

Year to Date Results: Warfarin


Less Than Normal – Dosage to be Increased
28%
Normal – No Dosage Change Necessary
30%
12%
Mild – Dosage Change May Not be Necessary
30%
Moderate to Extremely High – Decrease Dosage

Source: *McWilliamA, Lutter R,Nardinelli C.Health care savings from personalizing medicine using genetic testing: the case of warfarin. AEI-Brookings Joint Center for Regulatory Studies,Working Paper 06-23. http://aei-brookings.org/admin/authorpdfs/redirect-safely.php?fname=../pdffiles/WP06-23_topost.pdf. Accessed 10/30/09

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Warfarin Clinical Impact - Real Patient Example 43 Year Old Male September 2009 October 2009 New Rx Ordered and Dispensed as Warfarin Sodium 7.5mg per Day on 10/10/2009 Original Rx Dispensed 9/15/2009 Warfarin Sodium 5mg per Day Test Result Received by Medco and physician on 9/21/2009 CYP2C9 + VKORC1 *1/*1 GG Less Than Normal Sensitivity - Dose Increase Medco Follow Up Therapy Fax Sent on 9/23/2009

Tamoxifen Effectiveness in Breast Cancer by CYP450 2D6 Phenotype 100 80 60 40 20 0 0 2 4 6 8 10 12 P=0.013 Year after randomization % Poor metabolizers Intermediate metabolizers Extensive metabolizers 40 20 0 Year 2 2% 8% 32% Source: Goetz et al. Breast Cancer Res Treat. 2007;101:113-121. Percent with Recurrence

Pharmacogenomics Program Results Year-to-Date Results: Tamoxifen 78 3 19 Extensive Metabolizers Ultra Rapid Metabolizers Poor Metabolizers Intermediate Metabolizers Source: * Economic Burden Associated with Breast Cancer Recurrence/ Lois Lanerator, Ph.D et al.

Tamoxifen Clinical Impact - Real Patient Example 64 year old female August 2009 September 2009 Rx Dispensed on 8/14/2009 for Tamoxifen Citrate 10mg Tamoxifen Lab Results Completed and sent to Medco and physician on 9/8/2009 Poor Metabolizer CYP2D6 Poor Metabolizer *4/*4 Physician Changed Rx to Aromasin 25mg on 9/14/2009 Medco Follow Up on 9/10/2009

Pharmacogenomics Programs: Year-to-Date Uptake 67% agree to order test MD Adoption Rates 82% agree to be tested Patient Adoption Rates 12% already tested 11% test not indicated 6% not interested 2% unsure about it Reasons for Stating 'No' 25% don't want a genetic test 11% don't want addt'l testing Reasons for Stating 'No' Source: Medco program data

Making Medicine Smarter, Safer, and More Efficient Leadership role The most lives under test-guided programs Robust research pipeline Genetics for Generics(tm) Capability has translated into PBM wins Helps Make Medicine Smarter

Global Impact The Science is Just Beginning The Opportunities are Endless

Smarter Medicine 2009 Analyst Day November 20, 2009

Making Specialty Smarter Steven R. Fitzpatrick President, Accredo

2006 2007 2008 2009E 2010E Acute Chronic/Complex 5437 6043 7974.2 9500 11000 Strong Year-Over-Year Growth $5.4 ~$9.5 $8.0 $6.0 2006 2007 2008 2009E 2010E 189 210 281.2 360 450 $189 $281 ~$355 $210 $11.0+ $450+ Accredo Net Revenue Accredo Operating Income CAGR 24%+ CAGR 20%+ ($ in Billions) ($ in Millions)

2006 Net-New Business Acquisition New Drug Introductions Utilization / Inflation 2010E blank 5.436 7.659 8.059 9.342 base 5.436 11 up 2.2228 0.4 1.2828 1.6579 down Sources of Revenue Growth $11.0 + $2.2 $5.4 $0.4 $1.3 $1.7 Significant New Sales Are Driving Revenue Growth ($ in Billions)

Smarter Spending Leverages Revenue 2006 2007 2008 2009E 2010E Net Revenue 5.44 6.04 7.97 9.5 11 SG&A Expense 196 230 305 300 301 SG&A Expense ($M) Revenue ($B)

Components of Continued Growth by Making Specialty Smarter Comprehensive Approach Drives Market Differentiation Demographics Diagnosis Therapies/Pipeline Market Growth Account Penetration Adherence Documented Value Share Gain Oncology Proherant Home Infusion Expansion Accredo Growth

49K Patients Multiple Sclerosis Specialization, Knowledge and Service Advantages of both scale and dedicated teams: Advanced training and clinician experience Specialist pharmacists and nurses Unparalleled in the Industry 91K Patients Rheumatoid Arthritis 800K Patients Oncology 14K Patients Immune Disorders 24K Patients Pulmonary Hypertension 4K Patients Hemophilia 72K Patients Other Chronic

Hemophilia Case Study Annualized Savings of $253,167 Patient was adherent and the inhibitor was eliminated Factor utilization reduced by 38% Better patient outcomes Zero hospitalizations (2 previously) Zero ER visits (2 visits previously, and 10 avoided by nursing) No central line infections Happy parents 3 year-old hemophilia patient experiencing multiple extensive bleeds and hospitalization Diagnosed with an inhibitor, requiring daily immune tolerance therapy Peripheral veins very difficult to access Situation

Significant Savings by Making Specialty Smarter Improved Outcomes and Lower Medical Costs * Results presented at the 2009 American College of Rheumatology Annual Meeting Source: Medco BoB analysis, 2006-2008 data. ** Source: Medco BoB Health Outcomes Solutions analysis, 2007 data, 2008 analysis. 29% higher member adherence rate vs. retail 12% fewer hospitalizations 17% fewer ER visits 20% annual savings per patient on related medical episodes Rheumatoid Arthritis/ Autoimmune Conditions* 32% higher member adherence rate vs. retail 39% fewer hospitalizations 39% fewer ER visits 32% annual savings per patient on related medical episodes Multiple Sclerosis**

Capitalizing on the Medco Opportunity 2009 Medco Lives Covered by Accredo Services Conversion of Retail to Mail Channel Penetrating Entire Medical Channel Oncology Home Infusion (Acute) Current Lives Remaining Lives Current Penetration 0.19 Remaining Penetration 0.81 Continued Growth

Specialty Drugs in the Accredo Pipeline* Phase II** Phase III Total Oncology 146 111 257 Non-Oncology 153 166 319 Total 299 277 576 32% of the pipeline is intravenous, requiring broader service capabilities Oncology represents 45% of total pipeline 85% of oral oncology drugs have potential for companion pharmacogenomic tests Incremental opportunities include indication expansion of currently approved products * Includes New Molecular Entities (NMEs) which have never been approved by the FDA ** Phase II drugs represent only those with promising results

Advanced Oncology Solutions Increased Incidence Robust Drug Pipeline Oncologist Shortage Chronic Disease Pharmacogenomics Market Dynamics New, State-of-the-Art Integrated TRC Dedicated Tumor Teams Oncology Focused Programs Current Execution Broader Footprint Comprehensive Protocol Management Waste Elimination/ Reduced Total Spend Future Drivers

Components of Making Specialty Smarter Client Savings Driven by Comprehensive Service Model Manufacturers Physicians Patient Centered Care Patients Payors Proherant Local Branches Therapeutic Resource Centers Oncology Infusion Suites Home Infusion Automated Dispensing Specialty Nurses

The Medicare Portfolio Mary T. Daschner, RPH Group President, Retiree Solutions

Medco Retiree Solutions Expand as the PBM of Choice Inside Medicare Contracted Plans PBM inside Prescription Drug Plan (PDP) and Medicare Advantage plans PBM inside Employer Group PDPs Support for Alternative Retiree Products and Services Retiree Drug Subsidy Succeed as a National PDP Low cost generic strategy Dual eligible beneficiaries in 18 regions in 2010 Delivering Valued, Innovative and Affordable Health Solutions to Seniors

Medco's Portfolio of Medicare Solutions Medco's Diverse Investment in Medicare Part D Product Offerings Helps Provide Protection from Group Retiree Erosion - Drug Subsidy Covered Lives Represent Only 15% of Our 2009 Medicare Eligible Lives Retiree Distribution by Medicare Solution (Lives %) RDS PDP Part D Federal Other 2.12 0.33 0.86 0.23 3.23 2007 RDS PDP Part D Federal Other 1.89 0.59 5.27 1.49 3.1 2009 Retiree Drug Subsidy Federal Clients Part D - PBM Inside - "ASO" Medco PDP - "At risk" Other

A Portfolio of Retiree Solutions 2009 Retiree Drug Subsidy Federal Clients Part D - PBM Inside "ASO" Medco PDP "At Risk" Other RDS PDP 0.666 0.333 Taxable Entities 67% Tax- Exempt Entities 33% 15% 5% RDS PDP Part D Federal Other 1.89 0.59 5.27 1.49 3.1 12% 25% 43% Only 5% of Medicare Lives are Fully- Insured or "At Risk"

Growth as a National Prescription Drug Plan Disciplined underwriting Mail utilization in both low and non-low income populations represents opportunity Building Individual Market and Plan Expertise Medicare PDP Net Revenues ($ in Millions) 2007 2008 2009E Series 1 484 619 1056 CAGR 47% 70% GDR 63.6% 69.3% 71.1% Mail Pen* 30.1% 26.9% 25.4% Low Income 5.9% 6.2% 7.5% Non-Low Income 48.4% 55.4% 56.6% *Aggregate mail penetration decreases due to mix of low income vs. non-low income year over year

Medco(r) Making Medicare Smarter(tm) 2010 Plan Design Highlights - Incentives for Lower Cost Alternatives Value Plan Choice Plan Choice Plan Choice Plan Access Plan Access Plan Access Plan Looking for a low monthly premium? The Value plan option is right for you. Premiums from $27.30-$47.70 Looking for low co-payment? The Choice plan option is right for you. Premiums from $37.80-$64.90 Looking for low co-payment? The Choice plan option is right for you. Premiums from $37.80-$64.90 Looking for low co-payment? The Choice plan option is right for you. Premiums from $37.80-$64.90 Looking for continued generics coverage through the Coverage Gap? The Access plan is right for you. Premiums from $70.70-$99.80 Looking for continued generics coverage through the Coverage Gap? The Access plan is right for you. Premiums from $70.70-$99.80 Looking for continued generics coverage through the Coverage Gap? The Access plan is right for you. Premiums from $70.70-$99.80 Stage 1: Deductible You Pay: $310 You Pay: $100 You Pay: $100 You Pay: $100 You Pay $0 You Pay $0 You Pay $0 Stage 2: Initial Coverage Period Retail & Mail Retail Retail Preferred Mail Retail Retail Preferred Mail Stage 2: Initial Coverage Period (Up to a 90-day supply) 34-day 90-day 90-day 34-day 90-day 90-day Generic Drugs 25% of drug cost $6 $15 $0 $6 $18 $6 Preferred Brands 25% of drug cost $36-40‡ $108-$120‡ $90-$100‡ $40 $120 $100 Non-Preferrred Brands 25% of drug cost 75% 75% 75% 75% 75% 75% Specialty Drugs 25% of drug cost 30% 30% 30% 33% 33% 33% Stage 3: Coverage Gap You Pay: Coverage: No 100% of drug cost You Pay: Coverage: No 100% of drug cost You Pay: Coverage: No 100% of drug cost You Pay: Coverage: No 100% of drug cost You Pay: Coverage: Yes $6.00 for generics 100% of cost for brands You Pay: Coverage: Yes $6.00 for generics 100% of cost for brands You Pay: Coverage: Yes $6.00 for generics 100% of cost for brands Stage 4: Catastrophic Coverage Generic Drugs (Including brand name drugs treated as generics) The greater of $2.50 or 5% of drug cost The greater of $2.50 or 5% of drug cost The greater of $2.50 or 5% of drug cost The greater of $2.50 or 5% of drug cost The greater of $2.50 or 5% of drug cost The greater of $2.50 or 5% of drug cost The greater of $2.50 or 5% of drug cost All other drugs The greater of $6.30 or 5% of drug cost The greater of $6.30 or 5% of drug cost The greater of $6.30 or 5% of drug cost The greater of $6.30 or 5% of drug cost The greater of $6.30 or 5% of drug cost The greater of $6.30 or 5% of drug cost The greater of $6.30 or 5% of drug cost $0 Generics at Mail for Choice Plan (New for 2010) $6 Generics at Retail & Mail for Access Plan Generic Gap Coverage for Access Plan

Prescription Drug Utilization ($) Medicare Part D "Continuum of Care" 25% 50% 75% 100% % of Rx Costs Insured Member (100%) Coverage Gap or "Donut Hole" Insured Member (25%) Part D Plan (75%) Part D Plan (15%) Medicare (80%) "Catastrophic Coverage" Insured Member (5%) Insured Member Deductible (100%) Oct - Dec 2009 Jan 2010 Dec 2010 Targeted Retail To Mail / TRCs and Medication Therapy Management (MTM) Day One Activation Material Coverage Gap Education & Alert Programs Stages 1 2 3 4 *TrOOP - True out of pocket is the cost for which the member is responsible $6,440 $0 $310 $940 $4,550 TrOOP* Total Drug Spend $310 $0 $2,830 Example: Value Plan

Medco in a Unique Position to Be a Part of the Solution to Make Medicare Smarter The first wave of 3.2 million baby boomers turns 63 this year - at a rate of 365 per hour. In 2011, they turn 65 and are eligible for Medicare By 2050, Medicare beneficiaries are expected to double 2010E 2020E 2030E 2040E 2050E Series 1 40.2 54.7 71.6 80 86.9 Millions of Americans Over 65 Source: OECD Factbook 2009.

Medco Health Store(tm) Thomas M. Moriarty General Counsel, Secretary and Senior Vice President, Pharmaceutical Strategies & Solutions

176 176 Medco Health Store(tm) Overview Launched June 1, 2009 to medco.com users Further deepens the relationship with members Offers competitive pricing with 24/7 convenience & mail-order delivery Disease-centric product catalogue, consistent with TRC approach Provides the safety net of drug interaction screening Offers over 22,000 non-prescription products

Opportunity Results Differentiation

The Market Opportunity 23.4 Growing use of the internet as a preferred channel, and strong interest from Medco members signals a ready market 50-54 55-59 60-64 64-69 70-75 76+ 2005 0.68 0.68 0.55 0.56 0.26 0.17 2008 0.1 0.03 0.07 0.01 0.19 0.1 Percent of Americans Online by Age 78% 71% 62% 57% (2008) 45% 27% Source: Pew Internet, Generations Online in 2009, 1/28/09 2008 2005 A Medco Consumer Health Products Offering Has Strong Appeal Among Medco Users Source: Internal Market Research, Sep08 Likely to Use Medco Health Store(tm) 79%

The Market Opportunity 23.4 Market opportunity driven by OTCs with an underdeveloped online penetration in core categories for Medco members Penetration of Internet/Mail Order Vitamins Source: Internal Analysis Weight Control/ Nutrition Average Skin Care Feminine Needs OTC Meds 2006 2000 2013E pc 102 61 61 otc 37 45 + Source: EuroMonitor, US Non-Rx Consumer Health Market OTC Personal Care

Results Opportunity Differentiation

The increased use of OTC medicines as complementary care with Rx drugs underscores the need for Medco's integrated pharmacy approach Healthcare Environment Increasingly Raising the Profile for OTC Medicines Source: Internal Research Key Purchasing Criteria Drug Safety Screening Product Breadth Cost Home Delivery Convenience Order at Same Time as Rx's Source: Journal AMA Jan09 Consumers Mixing Prescriptions & OTCs 68% of adults are regularly taking an Rx drug and also using an OTC drug or dietary supplement Nearly 50% of potential drug- drug interactions identified involved the use of anticoagulants like warfarin along with antiplatelet drugs like aspirin

Clinical Approach Enhances Engagement Behavioral Retailing Opportunistic Retailing Personalization Based on Clinical Insight Impact on Consumer Engagement Clinical Retailing Maximizing Health Outcomes Deeper understanding of consumer needs based on their Rx therapy Provides more relevant information, education and products Drug screening offers enhanced safety Medco Health Store(tm)

Personalization, Relevance and Safety Clinical Insight - A Tailored Experience 1.1M Patients 10.3M Patients 5.8M Patients 469k Patients 11M Patients 1.3M Patients 5M Patients Rare & Specialty Oncology Immunology Diabetes Cardio- vascular Pulmonary Neurology Psychiatry Gastro- intestinal Delivers relevant patient education on that condition Appropriate usage of complementary OTC therapies Drug interaction screening improves safety Delivers a fully integrated member experience

On Screen Animation

Medco's Personalized Approach Will Review a Patient's Entire Rx & OTC Drug Usage Personalized Health Action Plan Inbound Call Call Center Offers Specialist Pharmacist Prescription Order Specialist Pharmacist Reviews Health Action Plan Quality Omissions Adherence Wastage Safety Interactions Overuse Misuse Affordability Generics OTCs Medco Therapeutic Resource Centers(r) Patient Counseling Physician Consultation Clarify situation / risks Assess / address barriers Provide support / counseling Connect patients with available resources

Results Differentiation Opportunity

drugstore.com Alliance 11/20/08 700K+ Registered Users Launch 6/1/09 Speed to Market & Rapid Adoption Successful Zyrtec pilot demonstrated strong appeal among Medco members Drugstore.com alliance provides access to capability, operations & speed to market Results demonstrate its potential with over 700k users in less than 5 months Zyrtec(r) Pilot 3/1/08 Nov 2008 Jun 2009 Nov 2009 Apr 2008

Leveraging Medco's Strengths 188 Clinical Information: Superior knowledge about a member's clinical condition TRC Approach: Integrates OTCs into overall drug management Drug Safety: Based on Rx drug profile Virtual Platform: Leverages infrastructure across businesses Key Advantages Tap adjacent markets for future growth opportunities Non- Medco lives Rx medications Non-Rx products Medco Today

Exporting Smarter Medicine John P. Driscoll President, New Markets

2004 2008 US 240 291 Ex US 319 482 Drug Spend Growth Total Drug Expenditures Worldwide 2004-2008* ($ Billions) $559 Billion $773 Billion Ex-US $319B (57%) US $240B (43%) Ex-US $482B (62%) US $291B (38%) CAGR +5% CAGR +11% Japan 77 France 42 Germany 41 Italy 27 UK 22 Spain 21 Other 252 Total Ex US = $482 Bn More Than 60% of Global Drug Spend is Ex-US and Growing * Source: IMS world review 2009; IMS ex-manufacturer drug sales data for both Rx and OTC drugs reported by IMS in $ Other Japan France Germany Italy UK Spain

2000 2010 2020 2030 Rest of World 301 391 544 757 Europe and Canada 86 101 122 144 US 34.992 41 55 71.627 Expansion into International Market is Driven by the Following Key Trends: International Opportunity Similar structural economics to the US Changes in regulatory environment Open to healthcare innovations Growing drug spend driven by aging population 423 532 721 973 Source: OECD Factbook 2009. Total Population Over 65 (Millions)

Market Entry Pillars Market Strategy Expand Medco's footprint beginning with the EU Partner to Build Grow Opportunity With Local Talent Learn Small Grow Large Target countries with attractive fundamentals Leverage "Best of Medco" core capabilities to enter new markets

EU Shares Similar Structural Economic Dynamics to the US Large share of population is over 65 today Elderly population is expected to double Obesity/overweight (Age 20+) CHD (Age 30+) COPD (Age 45+) Type 2 Diabetes (Age 20+) Drug cost increase (CAGR 2004 - 2008) Specialty drugs (CAGR 2004 -2008) 58% 36% 27% 7% 9.0% 13% 19% 67% 38% 20% 10% 9.1% Double by 2050 to 87 million Double by 2070 to 200 million 4% 5% Growing Aging Population 1 Prevalence of Chronic Diseases 2 Rising Cost of Medicines 3 Severe Cost Constraints Sources: OECD Factbook 2009. Decision Resources (chronic diseases). EU based on extrapolation of Top 5 markets (Germany, UK, France, Italy and Spain); Prevalence for 2006 IMS Midas Audit, 2009. EU growth rate is for the EU5 (Germany, UK, France, Italy and Spain). Rising healthcare costs Depleting source of healthcare funding Increasing burden on Medicaid and Medicare programs States facing shortfall in Medicaid funding due to declining tax revenue Covered population in the systems continues to expand Source of revenue declines as unemployment rises

Cost Constraints in US and Select European Markets Health Outlays May Hit $2.5 Trillion in 2009 The recession is slowing private-sector health-care spending, but Medicare, Medicaid, and other public payers are picking up the slack February 24, 2009 NHS will face £15bn budget shortfall due to effects of recession managers warn The NHS is facing its greatest financial crisis due to the recession as £15bn shortfall is forecast over five years, leading health service managers warn. June 10, 2009 Krankenkassen fehlen 7,4 Mrd. Euro • Rezession lasst Einnahmen wegbrechen • 2010 drohen hohere Beitrage • Koalitionsstreit in Berlin Sick funds are short by 7.4 Billion Euro Recession results in lower revenues - 2010 will require an increase in premiums (currently 14.9% of income) - Political parties in Berlin disagree on approach Translation

Market Trends Favorable to Medco Model 2004 legalization of mail-order pharmacy Payors' increasing focus on integrated care for chronic disease states Mandatory generic substitution Deregulation of state pharmacy monopoly in progress Strong desire to improve Rx compliance and safety of patients Shifting of budget responsibility down to local government Increasing incentives to manage costs systemwide Shifting services from inpatient to outpatient and home settings The QIPP (quality, innovation, productivity and prevention) framework as key policy driver of change

Medco International: European Footprint UK Sweden Germany The Three Countries We Are in Represent about 30% of Total Drug Spend in Western Europe United Kingdom Drug Spend: $22.3B Population: 61M August 2009 - Joint venture with United Drug focusing on specialty pharmacy services * Source: IMS world review 2009; IMS ex-manufacturer drug sales data for both Rx and OTC drugs reported by IMS in $

Market Needs Drive Product Offering Specialty Pharmacy Mail Pharmacy PBM Automated Dispensing & Inventory Management Efficient Purchasing Patient Management (TRCs & Gaps in Care) Patient Management Nursing Services Compliance Monitoring Distribution Advanced Clinical Solutions Pharmacogenomics Health & Safety Utilization Management & Intervention Pharma Contracting Benefit Management Claims Adjudication Retail Network Management Informatics Pharmacogenomics Clinical Pharmacy Care Pharmacogenomics Utilization Management & Intervention Pharma Contracting Benefit Management Claims Adjudication Retail Network Management Informatics Pharmacogenomics Clinical Pharmacy Care

UK: Expansion of Specialty Services and Pharma Relationships Entered the UK market with home-based pharmacy care services through a Joint Venture with United Drug A comprehensive suite of services that include Drug dispensing and home delivery of prescription medicines On-site nursing for drug administration Cognitive clinical services to improve patient outcomes Our value - clinical intervention to achieve better outcomes Leverage Medco / Accredo clinical protocols and know-how Report patient information and deploy integrated IT system Specialty services will provide insights into other needs in the UK market for which Medco can potentially provide solutions

Germany: Expansion of Clinical Proposition Medco acquired Netherlands- based Europa Apotheek Venlo (EAV) in April 2008 Mail-order pharmacy primarily serving the German population Chronic disease focus Leading provider to German health plans (sick funds) - covering 90% of sick funds Installed Pharma Punkt(r) kiosks with dm drugstore chain for order pick-up and drop-off Implemented Specialty Patient Programs

Sweden: Expansion of Wired Healthcare and Utilization Management In 2008, Medco partnered with Apoteket, the Swedish national Pharmacy Corporation, to develop a Concurrent Drug Utilization Revenue (CDUR) system No centralized real-time health and safety alert capability existed in Sweden prior even though the country has a strong healthcare IT infrastructure Medco and Apoteket developed the DUR software and successfully delivered the system Medco provides business and clinical support, while the government-run entity owns and operates the DUR system National roll-out of the system expected in 2010 This DUR system will be Europe's first nationwide healthcare quality assurance system for prescriptions

Future Expansion Opportunities Market Dynamics Potential Opportunities UK Germany Sweden Changes in delivery model of specialty medications National Health Services' (NHS) increased focus on cost control and outcomes improvement Broader expansion of home healthcare services to other markets Offer other Medco products / services to meet market demands Payors struggling amidst massive funding changes Reimbursement overhaul focused on chronic and complex conditions Leverage Medco's advanced clinical analytics to address payor and pharma needs Market deregulation of state- owned pharmacies underway Growing "for profit" mindset in post-deregulation environment Leverage DUR success to expand into other comparable and adjacent markets

Long-Term Goal 2008 International Germany Sweden UK International Germany Sweden UK New Markets

Smarter Medicine Sells Timothy C. Wentworth Group President, Employer Accounts

Over $21 Billion in New Named Sales 2008 - 2010 *As of 3Q 2009 Earnings Employer Accounts Group Health Plans Key Accounts $7.2B Annualized New Business Wins 2008 2009* 2010* Over $10.0B Annualized New Business Wins $4.1B Annualized New Business Wins YTD Employer Accounts 0.11 Key Accounts 0.61 Health Plans 0.28 Employer Accounts 0.1 Key Accounts 0.07 Health Plans 0.83 Employer Accounts 0.31 Key Accounts 0.29 Health Plans 0.4

A Diversified Portfolio of Solutions Tailored by Market Employer Accounts 0.309 Key Accounts 0.43 Health Plans 0.238 Other 0.019 Percentage of Total Drug Spend by Customer Group 1As of 3Q 2009 Earnings 2Other consists primarily of Medco PDP lives and Liberty lives Employer Accounts Group Health Plans Key Accounts Other2 2008 20091 20101 Employer Accounts 0.266 Key Accounts 0.372 Health Plans 0.343 Other 0.019 Employer Accounts 0.271 Key Accounts 0.365 Health Plans 0.34 Other 0.02

Our Marketplace Success is a Direct Result of Two Transformational Strategies These Unique-to-Medco Innovations Have Led to a Marketplace Re-definition of what to Expect from a PBM Launched specialist pharmacist model; transforming care for chronic and complex patients 2008/2009 Clinically Focused Built market-group focused business structure; transforming our go-to-market approach 2003/2004 Market Focused Smarter Medicine: Enabling Greater Client Value

Managing Smarter Medicine Book-of-Business Drug Spend Percentage Enrolled* * Book-of-business excluding Medicare. **Excludes Major Health Plan Clinical Rule Sets FY 2007 Sep. 2009 FY 2007 Sep. 2009 34% 25% 60% 68% Open Formulary Incentive Formulary FY 2007 Sep. 2009 FY 2007 Sep. 2009 91% 94% 28%** 33%** Smart Prior Authorization Preferred Drug Step Therapy Formulary Administration

Managing Smarter Medicine Book-of-Business Drug Spend Percentage Enrolled* * Book-of-business excluding Medicare. **Communication programs launched in 2008 Member Communications FY 2007 Sep. 2009 FY 2007** Sep. 2009 43% 50% 0% 56% Benefit Communications Clinical Counseling to Retail Users 27% 19% Sep. 2009 Sep. 2009 9% FY 2007 23% FY 2007 Highly Incented Mail Generics Copay Waivers Mail Incentive

2002 2003 2004 2005 2006 2007 2008 Medco 0.129 0.102 0.085 0.054 0.028 0.02 0.033 0.02 -0.007 PBMs 0.159 0.149 0.138 0.116 0.069 0.075 0.078 Health Insurers 0.206 0.2 0.169 0.144 0.114 0.117 0.114 Smarter Medicine Drives Better Results Source: Buck Consultants National Health Care Trend Survey, 20th Edition; Medco data Medco Clients >40% Mail Penetration PBMs Health Insurers Medco Trend

Voice of the Customer: Key Satisfaction Measures 2010 client retention rate stands at a record 99%* 2006 2009 Overall Satisfaction 0.89 0.97 Survey Info -- 2006 Base: Total n=343; 2009 Base: Total n=580 Overall Satisfaction 2009 Customer Advocacy Score of 92% * Retention rate is based on drug spend

Why Clients Choose Medco Actively Engaged Client Support Teams Consistent Operational Excellence Specialized Practice of Pharmacy Leading Pharmacogenomics Experience Research, Publish and Implement Expanded Safety Net "Medco is more than a PBM... Medco is a Transformational Partner..." 1 0 0 0 1 1 1 0 0 1 0 1 0 0 1 1 1 1 0 0 1 0 0 0 1 0 1 0 0 1 1 0 0 0 1 1 0 0 1 0 1 0 0 0 0 1 1 0 0 1 0 0 1 0 1 1 0 1 0 1 0 1 G A A C T C G A T C G G A C G C T T C A A T C G C A A G T C A T G C T A G C T T G C G G G A T C A C T G C A G A T C A G C T T G C G G G A T C A G A A C T C G A T C G G A C G C T T C A A 1 1 0 0 0 1 1 0 0 1 1

(c) 2009 Medco Health Solutions, Inc. All rights reserved. Medco(r) Making Medicine Smarter(tm) Reforming Healthcare Today

Smarter Medicine 2009 Analyst Day November 20, 2009